                            SPIEKER PROPERTIES, L.P.
                               MEDIUM-TERM NOTES
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                             DISTRIBUTION AGREEMENT


                                                                   June 20, 1996


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated

World Financial Center
North Tower, 10th Floor
New York, New York  10281-1310

DEAN WITTER REYNOLDS INC.
Two World Trade Center
New York, New York  10048

GOLDMAN, SACHS & CO.
85 Broad Street
New York, New York  10004

J.P. MORGAN SECURITIES INC.
60 Wall Street
New York, New York  10260

Ladies and Gentlemen:

        Spieker Properties, Inc., a Maryland corporation (the "Company"), and Spieker Properties, L.P. (the "Operating Partnership"), jointly confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Dean Witter Reynolds Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc. (each, an "Agent", and collectively, the "Agents") with respect to the issue and sale by the Operating Partnership of its Medium-Term Notes Due Nine Months or More From Date of Issue (the "Notes"). The Notes are to be issued pursuant to an Indenture, dated as of December 6, 1995, as amended, supplemented or modified from time to time (the "Indenture"), among the Operating Partnership, the Company and State Street Bank and Trust Company, as trustee (the "Trustee"). As of the date hereof, the Operating Partnership has authorized the issuance and sale of up to U.S. $200,000,000 aggregate initial offering price of Notes to or through the Agents pursuant to the terms of this Agreement. It is understood, however, that the Operating Partnership may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold to or through the Agents pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof.

        This Agreement provides both for the sale of Notes by the Operating Partnership to one or more Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Operating Partnership directly to




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investors (as may from time to time be agreed to by the Operating Partnership and the applicable Agent), in which case such Agent will act as an agent of the Operating Partnership in soliciting purchases of the Notes.

        The Company and the Operating Partnership have filed with the Securities and Exchange Commission (the "SEC") registration statements on Form S-3 (File Nos. 33-98372 and 333-04299) for the registration of debt and other securities, including the Notes, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the SEC under the 1933 Act (the "1933 Act Regulations"). Each of such registration statements, as amended (if applicable), has been declared effective by the SEC and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). References herein to a "Registration Statement" and the "Registration Statements" shall be deemed to refer to and include each such registration statement, including the exhibits thereto, as amended at the date of this Agreement and, if the Company or the Operating Partnership shall subsequently file and the SEC shall declare effective any further registration statements for the purpose of registering additional Notes (each, a "Subsequent Registration Statement") and the Company and the Operating Partnership shall have satisfied the conditions set forth in Section 5(e) hereof with respect thereto, then references herein to a "Registration Statement" and the "Registration Statements" shall also be deemed to refer to and include, from and after the date on which the Company shall have satisfied such conditions, each such Subsequent Registration Statement, including the exhibits thereto, as amended (if applicable), in the form in which it is declared effective by the SEC; provided, however, that, in the event that the Company or the Operating Partnership shall have issued and sold all of the securities registered under any Registration Statement, as amended if applicable, then, from and after the date (the "Subject Date") on which the Company or the Operating Partnership shall have issued and sold the last such securities, the terms "Registration Statement" and "Registration Statements" shall be deemed not to include such Registration Statements, except that, notwithstanding the foregoing (i) all representations, warranties, covenants and agreements made by or on behalf of the Company or the Operating Partnership in or pursuant to this Agreement with respect to such Registration Statement through the Subject Date shall survive and remain operative and in full force and effect and (ii) without limitation to the provisions of clause (i) above, the terms "Registration Statement" and "Registration Statements", as used in Sections 8 and 9 hereof, shall continue to mean and include such Registration Statement. The prospectus and prospectus supplement relating to the Notes in the form transmitted for filing with the SEC pursuant to Rule 424(b) under the 1933 Act Regulations on June 20, 1996 are herein called, together, the "Prospectus"; provided, however, that if in any case any revised prospectus or prospectus supplement shall be provided by the Company or the Operating Partnership to the Agents for use in connection with the offering of the Notes, whether or not the same is required to be filed pursuant to such Rule 424(b), the term "Prospectus" shall be deemed to refer to and include such revised prospectus or prospectus supplement from and after the time it is first provided to the Agents for such use. In that regard, the Company and the Operating Partnership, jointly and severally, covenant and agree that, in the event that any Subsequent Registration Statement shall be declared effective by the SEC while any Notes remain unissued under one or more prior Registration Statements, then the prospectus contained in such Subsequent Registration Statement shall, pursuant to Rule 429 under the 1933 Act Regulations (or any successor thereto), also relate to the unissued Notes registered under such prior Registration Statements and the Company and the Operating Partnership shall thenceforth use only such prospectus supplement relating to the Notes in connection with the offering of the Notes, such that there shall at all times be only one "Prospectus" for purposes of this Agreement and the offering of the Notes made pursuant hereto. Any reference herein to a Registration Statement or Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the 1933 Act or under the Securities Exchange Act of 1934, as amended (the "1934 Act") on or before the date of this Agreement (or, in the case of a Subsequent Registration Statement, on or before the day it is declared effective by the SEC) or the date of such Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to any Registration Statement or Prospectus shall be deemed to refer to and include the filing of any document under the 1934 Act after the date of this Agreement (or, in the case of any Subsequent Registration Statement, after the date it is declared effective by the SEC) or such Prospectus, as the case may be, deemed to be incorporated therein by reference.

1.      Appointment as Agent.

        (a) Appointment. Subject to the terms and conditions stated herein and subject to the reservation by the Operating Partnership of the right to sell Notes directly on its own behalf, the Company and the Operating Partnership hereby jointly agree that Notes will be sold exclusively to or through the Agents. The Company and the Operating Partnership further jointly agree that neither of them will appoint any other agents to act on either of their behalf, or to assist either of them, in the placement of the Notes.

        (b) Sale of Notes. The Operating Partnership shall not sell or approve the solicitation of purchases of Notes in excess of the amount which shall be authorized by the Operating Partnership from time to time or in excess of the aggregate initial offering price of Notes registered pursuant to the Registration Statement. The Agents shall have no responsibility for maintaining records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

        (c) Purchases as Principal. The Agents shall not have any obligation to purchase Notes from the Operating Partnership as principal, but one or more Agents may agree from time to time to purchase Notes as principal for resale to investors and other purchasers determined by such Agent or Agents. Any such purchase of Notes by an Agent as principal shall be made in accordance with Section 3(a) hereof.


        (d) Solicitations as Agent. If agreed upon by an Agent and the Operating Partnership, such Agent, acting solely as agent for the Operating Partnership and not as principal, will solicit purchases of the Notes. Such Agent will communicate to the Operating Partnership, orally, each offer to purchase Notes solicited by it on an agency basis, other than those offers rejected by such Agent. Such Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The Operating Partnership may accept or reject any proposed purchase of Notes, in whole or in part. Such Agent shall make reasonable efforts to assist the Operating Partnership in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by it and accepted by the Operating Partnership. Such Agent shall not have any liability to the Operating Partnership or to the Company in the event that any such purchase is not consummated for any reason. If the Operating Partnership shall default on its obligation to deliver Notes to a purchaser whose offer it has accepted, the Operating Partnership and the Company, jointly and severally, shall (i) hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Operating Partnership and (ii) pay to such Agent any commission to which it would otherwise be entitled absent such default.

        (e) Reliance. The Company, the Operating Partnership and the Agents agree that any Notes purchased by one or more Agents as principal shall be purchased, and any Notes the placement of which an Agent arranges as agent shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Company and the Operating Partnership contained herein and on the terms and conditions and in the manner provided herein.

2.      Representations and Warranties.

        (a) The Company and the Operating Partnership, jointly and severally, represent and warrant to each Agent as of the date hereof, as of the date of each acceptance by the Operating Partnership of an offer for the purchase of Notes (whether to such Agent as principal or through such Agent as agent), as of the date of each delivery of Notes (whether to such Agent as principal or through such Agent as agent) (the date of each such delivery to the Agent as principal or through such Agent as agent being hereafter referred to as a "Settlement Date"), and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented or there is filed with the SEC any





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



document incorporated by reference into the Prospectus (each of the times referenced above being referred to herein as a "Representation Date"), as follows:

                      (i) Due Incorporation and Qualification. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and the Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of California with power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign limited partnership for the transaction of business under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

                     (ii) Capitalization; Operating Partnership. The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non assessable; the Company is the sole general partner of the Operating Partnership; the partnership agreement of the Operating Partnership has been duly authorized, executed and delivered by each partner thereto and is valid, legally binding and enforceable in accordance with its terms; and all of the partnership interests in the Operating Partnership have been duly and validly authorized and issued and (except as described in the Prospectus) are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims.

                    (iii) Subsidiaries. Each subsidiary of the Company or the Operating Partnership has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and all of the capital stock in each subsidiary of the Company or the Operating Partnership has been duly and validly authorized and issued and (except as described in the Prospectus) is owned directly or indirectly by the Company or the Operating Partnership, as the case may be, free and clear of all liens, encumbrances, equities or claims.

                     (iv) Registration Statement and Prospectus. At the time the Registration Statement became effective, the Registration Statement complied, and as of each Representation Date will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the SEC promulgated thereunder; the Registration Statement, at the time it became effective, did not, and at each time thereafter at which any amendment to the Registration Statement becomes effective or any Annual Report on Form 10-K is filed by the Company with the SEC and as of each Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as of the date hereof does not, and as of each Representation Date will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements or omissions made in reliance upon and in





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        conformity with information furnished in writing to the Company or the
        Operating Partnership by any Agent expressly for use in the Prospectus relating to the Notes or to that part of the Registration Statement which shall constitute the Statement of Eligibility under the 1939 Act (Form T-1) of the Trustee under the Indenture relating to the debt securities of the Operating Partnership (the "Form T-1").

                      (v) Incorporated Documents. The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the SEC, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the 1934 Act and the rules and regulations promulgated thereunder (the "1934 Act Regulations"), and, when read together and with the other information in the Prospectus, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus.

                     (vi) Accountants. The accountants who certified the financial statements included or incorporated by reference in the Prospectus are independent public accountants within the meaning of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations.

                    (vii) Authorization and Validity of this Agreement, the Indenture and the Notes. This Agreement has been duly authorized, executed and delivered by each of the Company and the Operating Partnership and, upon execution and delivery by the Agents, will be a valid and legally binding agreement of each of the Company and the Operating Partnership; the Indenture has been duly authorized, executed and delivered by each of the Company and the Operating Partnership and is a valid and legally binding agreement of each of the Company and the Operating Partnership enforceable against each of them in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and by the effect of general principles of equity; the Notes have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor, the Notes will constitute valid and legally binding obligations of the Operating Partnership enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and by the effect of general principles of equity; the Notes and the Indenture will be substantially in the form heretofore delivered to the Agents and conform in all material respects to all statements relating thereto contained in the Prospectus; and each holder of Notes will be entitled to the benefits of the Indenture.

                   (viii)         Material Changes or Material Transactions.
        Neither the Company nor the Operating Partnership nor any of their respective subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, (1) there has not been any change in the capital stock of the Company or long-term or short-term debt of the Company or the capital of the Operating Partnership or any of their respective subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or





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



        results of operations of the Company, the Operating Partnership or their respective subsidiaries considered as one enterprise other than as set forth or contemplated in the Prospectus.

                     (ix) No Defaults. Neither the Company nor any of its subsidiaries is in violation of its charter or bylaws and the Operating Partnership is not in violation of its partnership agreement; neither the Company nor the Operating Partnership nor any of their respective subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of them or their properties may be bound; and the execution and delivery of this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Operating Partnership or any of their respective subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or the Operating Partnership is a party or by which the Company, the Operating Partnership or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, the Operating Partnership or any of their respective subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or the partnership agreement of the Operating Partnership or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Operating Partnership or any of their respective subsidiaries or any of their properties.

                      (x) Regulatory Approvals. No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Notes or the consummation by the Company, the Operating Partnership or any of their respective subsidiaries of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, or will have been obtained prior to each delivery of Notes, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Agents.

                     (xi) Legal Proceedings. Other than as set forth or incorporated by reference in the Prospectus, there are no legal or governmental proceedings pending to which the Company, the Operating Partnership or any of their respective subsidiaries is a party or of which any property of the Company, the Operating Partnership or any of their respective subsidiaries is the subject, which, if determined adversely to the Company, the Operating Partnership or any of their respective subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company, the Operating Partnership or their respective subsidiaries; and, to the best knowledge of the Company and the Operating Partnership, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                    (xii) Title to Properties. The Company, the Operating Partnership and their respective subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances, defects and other beneficial interests except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company, the Operating Partnership and their respective subsidiaries; and any real property and buildings held under lease by the Company, the Operating Partnership and their respective subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, the Operating Partnership and their respective subsidiaries.





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




                   (xiii) Periodic Review of Costs of Environmental Compliance. In the ordinary course of their business, the Company and the Operating Partnership conduct periodic reviews of the effect of federal, state, local and foreign laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environment Concern (collectively, "Environmental Laws") on the business, operations and properties of the Company, the Operating Partnership and their respective subsidiaries, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such reviews and the amounts of their established reserves, the Company and the Operating Partnership have reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, stockholder's equity or results of operations of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise.

                    (xiv) Company Operates as a REIT. The Company has at all times operated as a "real estate investment trust" ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to operate in such manner.

                     (xv) Investment Company Act. Neither the Company, the Operating Partnership nor any of their respective subsidiaries is, or, after giving effect to the issuance and sale of the Notes by the Operating Partnership, will be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

                    (xvi) New York Stock Exchange. The common stock, par value $.0001 per share (the "Common Stock"), of the Company is listed on the New York Stock Exchange.

                   (xvii) Doing Business with Cuba. Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075 of the Florida Statutes;

                  (xviii)         Ratings.  The Notes are rated at least "Baa3"
        by Moody's Investors Service, Inc. and "BBB-" by Standard & Poor's Ratings Group.

        (b) Additional Certifications. Any certificate signed by any director or officer of the Company or the Operating Partnership and delivered to one or more Agents or to counsel for the Agents in connection with an offering of Notes to one or more Agents as principal or through an Agent as agent shall be deemed a representation and warranty by the Company or the Operating Partnership, as the case may be, to such Agent or Agents as to the matters covered thereby on the date of such certificate and at each Representation Date subsequent thereto.





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



3.      Purchases as Principal; Solicitations as Agent.

        (a) Purchases as Principal. Unless otherwise agreed by an Agent and the Operating Partnership, Notes shall be purchased by one or more Agents as principal in accordance with terms agreed upon by such Agent or Agents and the Operating Partnership (which terms, unless otherwise agreed, shall, to the extent applicable, include those terms specified in Exhibit A hereto and be agreed upon orally, with written confirmation prepared by such Agent or Agents and mailed to the Operating Partnership). An Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company and the Operating Partnership herein contained and shall be subject to the terms and conditions herein set forth. Unless the context otherwise requires, references herein to "this Agreement" shall include the agreement of one or more Agents to purchase Notes from the Operating Partnership as principal. Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule A hereto. The Agents may engage the services of any other broker or dealer in connection with the resale of the Notes purchased by them as principal and may allow all or any portion of the discount received in connection with such purchases from the Operating Partnership to such brokers and dealers. At the time of each purchase of Notes by one or more Agents as principal, such Agent or Agents shall specify the requirements for the stand-off agreement, officers' certificate, opinions of counsel and comfort letter pursuant to Sections 4(k), 7(b), 7(c) and 7(d) hereof.

        (b) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Operating Partnership and an Agent, such Agent, as an agent of the Operating Partnership, will use its reasonable efforts to solicit offers to purchase the Notes upon the terms and conditions set forth in the Prospectus. The Agents are not authorized to appoint sub-agents with respect to Notes sold through them as agent. All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Operating Partnership and such Agent.

        The Operating Partnership reserves the right, in its sole discretion, to suspend solicitation of purchases of the Notes through an Agent, as agent, commencing at any time for any period of time or permanently. As soon as practicable after receipt of instructions from the Operating Partnership, such Agent will suspend solicitation of purchases from the Operating Partnership until such time as the Operating Partnership has advised such Agent that such solicitation may be resumed.

        The Operating Partnership agrees to pay each Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Operating Partnership as a result of a solicitation made by such Agent as set forth in Schedule A hereto.

        (c) Administrative Procedures. The purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) specified in Exhibit A hereto shall be agreed upon by the Operating Partnership and the applicable Agent or Agents and specified in a pricing supplement to the Prospectus (each, a "Pricing Supplement") to be prepared in connection with each sale of Notes. Except as may be otherwise specified in the applicable Pricing Supplement, the Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. Administrative procedures with respect to the sale of Notes shall be agreed upon from time to time by the Operating Partnership, the Agents and the Trustee (the "Procedures"). The Agents and the Operating Partnership agree to perform, and the Operating Partnership agrees to cause the Trustee to agree to perform, their respective duties and obligations specifically provided to be performed by them in the Procedures.

4.      Covenants of the Company and the Operating Partnership.

        The Company and the Operating Partnership, jointly and severally, covenant with the Agents as follows:





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




        (a) Notice of Certain Events. The Company and the Operating Partnership will notify the Agents immediately, and confirm such notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the SEC for filing of any amendment or supplement to the Prospectus or any document to be filed pursuant to the 1934 Act (other than any Annual Report on Form 10-K or Quarterly Report on Form 10-Q or any amendment, supplement or document relating solely to securities other than the Notes), (iii) the receipt of any comments from the SEC with respect to the Registration Statement or the Prospectus, (iv) any request by the SEC for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (v) the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (vi) any downgrading in the rating accorded the Company's preferred stock or the Operating Partnership's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the SEC for purposes of Rule 436(g)(2) under the 1933 Act Regulations or any public announcement by any such organization that it has under surveillance or review, with possible negative implications, its rating of the Company's preferred stock or the Operating Partnership's debt securities. The Company and the Operating Partnership will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

        (b) Notice of Certain Proposed Filings. Each of the Company and the Operating Partnership will give the Agents advance notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes, any amendment to the Registration Statement or any amendment or supplement to the Prospectus (other than any Annual Report on Form 10-K or Quarterly Report on Form 10-Q or any amendment or supplement providing solely for a change in the interest rate or formula applicable to the Notes or relating solely to the issuance and/or offering of securities other than the Notes), whether by the filing of documents pursuant to the 1934 Act or the 1933 Act or otherwise, and will furnish to the Agents copies of any such amendment or supplement or other documents proposed to be filed or used a reasonable time in advance of such proposed filing or use, as the case may be, and will not file any such amendment or supplement or other documents in a form to which the Agents or counsel for the Agents shall reasonably object.

        (c) Copies of the Registration Statement and the Prospectus. The Company and the Operating Partnership will deliver to the Agents as many signed and conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as the Agents reasonably request. The Company and the Operating Partnership will furnish to the Agents as many copies of the Prospectus (as amended or supplemented) as the Agents reasonably request so long as the Agents are required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes.

        (d) Preparation of Pricing Supplements. The Company and the Operating Partnership will prepare, with respect to any Notes to be sold to or through one or more Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents and will file such Pricing Supplement pursuant to Rule 424(b)(3) under the 1933 Act not later than the close of business of the SEC on the fifth business day after the date on which such Pricing Supplement is first used.

        (e) Revisions of Prospectus -- Material Changes. Except as otherwise provided in subsection (l) of this Section, if at any time during the term of this Agreement any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Agents or counsel for the Company or the Operating Partnership, to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company and the Operating Partnership shall give immediate notice, confirmed in writing, to the Agents to cease the solicitation of offers to purchase the Notes in their capacity as agents and to cease sales of any Notes they may then own as principal, and the Company and the Operating Partnership will promptly amend the Registration Statement and the Prospectus, whether by filing documents pursuant to the 1934 Act or the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements.

        (f)      Prospectus Revisions -- Periodic Financial Information.
Except as otherwise provided in subsection (l) of this Section, on or prior to the date on which there shall be released to the general public interim financial statement information related to the Company or the Operating Partnership with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company or the Operating Partnership, as the case may be, shall furnish such information to the Agents, confirmed in writing, and shall cause the Prospectus to be amended or supplemented to include or incorporate by reference financial information as shall be necessary for an understanding thereof or as shall be required by the 1933 Act or the 1933 Act Regulations.

        (g) Prospectus Revisions -- Audited Financial Information. Except as otherwise provided in subsection (l) of this Section, on or prior to the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of the Company or the Operating Partnership for the preceding fiscal year, the Company or the Operating Partnership, as the case may be, shall furnish such information to the Agents, confirmed in writing, and shall cause the Registration Statement and the Prospectus to be amended, whether by the filing of documents pursuant to the 1934 Act or the 1933 Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the 1933 Act or the 1933 Act Regulations.

        (h) Earnings Statements. Each of the Company and the Operating Partnership will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering each twelve month period beginning, in each case, not later than the first day of the Company's or the Operating Partnership's, as the case may be, fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Registration Statement with respect to each sale of Notes.

        (i) Blue Sky Qualifications. The Company and the Operating Partnership will endeavor, in cooperation with the Agents, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Agents may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however, that neither the Company nor the Operating Partnership shall be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. Each of the Company and the Operating Partnership will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided. Each of the Company and the Operating Partnership will promptly advise the Agents of the receipt by it of any notification with respect to the suspension of the qualification of the Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

        (j) 1934 Act Filings. The Company and the Operating Partnership, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Notes, will file all documents required to be filed with the SEC pursuant to Sections 13, 14 or 15(d) of the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

        (k) Stand-Off Agreement. If specified by the applicable Agent or Agents in connection with a purchase of Notes from the Operating Partnership as principal, between the date of the agreement to purchase such Notes and the Settlement Date with respect to such purchase, neither the Operating Partnership nor the Company will, without the prior written consent of such Agent or Agents, offer or sell, grant any option for the sale of, or enter into any agreement to sell, any debt securities of the Company or the Operating Partnership (other than the Notes that are to be sold pursuant to such agreement or commercial paper in the ordinary course of business).

        (l) Suspension of Certain Obligations. Neither the Company nor the Operating Partnership shall be required to comply with the provisions of subsections (e), (f) or (g) of this Section during any period from the time (i) the Agents shall have suspended solicitation of purchases of the Notes in their capacity as agents pursuant to a request from the Operating Partnership and
(ii) no Agent shall then hold any Notes purchased as principal pursuant hereto, until the time the Operating Partnership shall determine that solicitation of purchases of the Notes should be resumed or an Agent shall subsequently purchase Notes from the Operating Partnership as principal.

5.      Conditions of Obligations.

        The obligations of the Agents to purchase Notes from the Operating Partnership as principal and to solicit offers to purchase Notes as agent of the Operating Partnership, and the obligations of any purchasers of Notes sold through an Agent as agent, will be subject to the accuracy of the representations and warranties on the part of the Company and the Operating Partnership herein and to the accuracy of the statements of the directors or officers of the Company or the Operating Partnership made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company and the Operating Partnership of all their covenants and agreements herein contained and to the following additional conditions precedent:

        (a) Legal Opinions. On the date hereof, the Agents shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Agents:

                 (1) Opinion of Counsel to the Company and the Operating Partnership. The favorable opinion of Morrison & Foerster, counsel to the Company and the Operating Partnership, to the effect that:

                          (i)              The Company has been duly
                 incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

                          (ii) The Company has corporate power and authority to own its properties and to conduct its business as described in the Prospectus.

                          (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both they and the Agents are justified in relying upon such opinions and certificates).

                          (iv) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, and are fully paid and non assessable.

                          (v) The Operating Partnership has been duly formed under the laws of the State of California, with a stated term beyond the term of the documents being executed in connection with the transactions contemplated hereby; the partnership agreement of the Operating Partnership has been duly authorized, executed and delivered by each partner thereto and is valid, legally binding and enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and by the effect of general principles of equity; and all of the partnership interests in the Operating Partnership have been duly and validly authorized and issued and (except as described in the Prospectus) are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Operating Partnership provided that such counsel shall state that they believe that both they and the Agents are justified in relying upon such opinions and certificates).

                          (vi) All of the capital stock in each subsidiary of the Company or the Operating Partnership has been duly and validly authorized and issued and (except as described in the Prospectus) is owned directly or indirectly by the Company or the Operating Partnership, as the case may be, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, the Operating Partnership, or the Significant Subsidiaries provided that such counsel shall state that they believe that both they and the Agents are justified in relying upon such opinions and certificates).

                          (vii) The Operating Partnership has been duly qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Operating Partnership, provided that such counsel shall state that they believe that both they and the Agents are justified in relying upon such opinions and certificates).

                          (viii) This Agreement has been duly authorized, executed and delivered by each of the Company and the Operating Partnership.

                          (ix)             The Indenture has been duly
                 authorized, executed and delivered by each of the Company and the Operating Partnership and is a valid and legally binding agreement of each of the Company and the Operating Partnership, enforceable against each of them in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and by the effect of general principles of equity.

                          (x) The Notes, in the form(s) certified by the Operating Partnership as of the date hereof, have been duly authorized for issuance, offer and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor, will constitute valid and legally binding obligations of the Operating Partnership, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and by the effect of general principles of equity; and each holder of Notes will be entitled to the benefits of the Indenture.

                          (xi) (1) The Notes and the Indenture conform in all material respects to the statements relating thereto in the Prospectus; and (2) the statements in the Prospectus under the captions "Description of Notes", "Description of Debt Securities", "Description of Common Stock" and "Certain Provisions of the Company's Charter and Bylaws", insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, are accurate summaries and fairly and correctly present the information called for with respect to such legal matters, documents or proceedings.

                          (xii)            The Indenture has been duly
                 qualified under the 1939 Act.

                          (xiii) The Registration Statement has been declared effective by the SEC under the 1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the SEC.

                          (xiv) The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates, comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the SEC promulgated thereunder.

                          (xv) Each document filed pursuant to the 1934 Act and incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

                          (xvi) Neither the Company, the Operating Partnership nor any of their respective subsidiaries is, or, after giving effect to the issuance and sale of the Notes by the Operating Partnership, will be an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act.

                          (xvii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Notes or the consummation by the Company, the Operating Partnership or any of their respective subsidiaries of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Agents.

                          (xviii)          The execution and delivery of this
                 Agreement and the Indenture and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary action of the Company and the Operating Partnership and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the

                 Operating Partnership or any of their respective subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel to which the Company or the Operating Partnership or any of their respective subsidiaries is a party or by which the Company, the Operating Partnership or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, the Operating Partnership or any of their respective subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or the partnership agreement of the Operating Partnership or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company the Operating Partnership or any of their properties.

                          (xix) To the best knowledge of such counsel and other than as set forth or incorporated by reference in the Prospectus, there are no legal or governmental proceedings pending to which the Company, the Operating Partnership or any of their respective subsidiaries is a party or of which any property of the Company, the Operating Partnership or any of their respective subsidiaries is the subject, which, if determined adversely to the Company, the Operating Partnership or any of their respective subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company, the Operating Partnership or their respective subsidiaries; and, to the best knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                          (xx) The statements under the captions "Federal Income Tax Considerations" and "United States Taxation" in the Prospectus and Items 14 and 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, are accurate summaries and fairly and correctly present the information called for with respect to such legal matters, documents or proceedings.

                          (xxi) In the opinion of such counsel, commencing with the Company's taxable year ending December 31, 1993, the Company is organized in conformity with the requirements for qualification as a REIT and its method of operation enables it to meet the requirements for qualification and taxation as a REIT under the Code, and the conversion rights of the limited partners of the Operating Partnership will not cause the Company to fail to satisfy the diversity test of Section 856(a)(6) of the Code.

                          (xxii) The Operating Partnership is properly treated (1) as a partnership for federal income tax purposes and (2) not as an association or publicly traded partnership taxable as a corporation.

                 (2) Opinion of Counsel to the Agents. The favorable opinion of Latham & Watkins, counsel to the Agents, (A) covering the matters referred to in subsection (a)(1) under the subheadings (i),
         (viii) to (xiv), inclusive, above (except, however, that with respect to the matters referred to under the subheading (ix)(2), such opinion shall cover only the statements in the Prospectus under the captions "Description of Notes", "Description of Debt Securities", "Description of Common Stock" and "Certain Provisions of the Company's Charter and Bylaws") and (B) to the effect that the Operating Partnership has been duly organized and is an existing limited partnership in good standing under the laws of the State of California. In its written opinion, Latham & Watkins is entitled to rely on the opinion of Morrison & Foerster referred to above with respect to matters of Maryland law pertaining to the foregoing clauses.

                 (3) Disclosure Documents. In giving their opinions required by subsection (a)(1) and (a)(2), respectively, of this
         Section 5, Morrison & Foerster and Latham & Watkins shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial and statistical information included or incorporated by reference therein and except for the Form T-1, as to which such counsel need make no statement, and further except, in the case of Latham & Watkins, for the statements made in the Registration Statement under the captions "Description of Class B Common Stock, Class C Common Stock, Series A Preferred Stock and Series B Preferred Stock", "Description of Preferred Stock", "Description of Depositary Shares" and "Description of Warrants", as to which Latham & Watkins need make no statement), at the time it became effective (or, if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Company with the SEC subsequent to the effectiveness of the Registration Statement, then at the time such amendment became effective or at the time of the most recent such filing, as the case may be) or at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial and statistical information included or incorporated by reference therein and except for the Form T-1, as to which such counsel need make no statement, and further except, in the case of Latham & Watkins, for the statements made in the Prospectus under the captions "Description of Class B Common Stock, Class C Common Stock, Series A Preferred Stock and Series B Preferred Stock", "Description of Preferred Stock", "Description of Depositary Shares" and "Description of Warrants", as to which Latham & Watkins need make no statement), at the date hereof (or, if such opinion is being delivered in connection with the purchase of Notes from the Operating Partnership by one or more Agents as principal pursuant to Section 7(c) hereof, at the date of any agreement by such Agent or Agents to purchase Notes as principal and at the Settlement Date with respect thereto, as the case may be) (included or) includes an untrue statement of a material fact or (omitted or) omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (b) Officers' Certificate. At the date hereof, the Agents shall have received a certificate of the Chief Executive Officer, President or Vice President and the principal financial officer or principal accounting officer of the Company, dated as of the date hereof, to the effect that (i) since the respective dates as of which information is given in the Prospectus or since the date of any agreement by one or more Agents to purchase Notes from the Operating Partnership as principal, (1) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, the Operating Partnership or their respective subsidiaries considered as one enterprise and (2) there have been no material transactions entered into by the Company, the Operating Partnership or their respective subsidiaries other than those in the ordinary course of business, (ii) the representations and warranties of the Company and the Operating Partnership contained in Section 2 hereof are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (iii) each of the Company and the Operating Partnership has performed or complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate, (iv) no stop order suspending the effectiveness of the Registration Statement under the 1933 Act has been issued and no proceeding for that purpose have been initiated or threatened by the SEC and (v) since the respective dates as of which information is given in the Prospectus or since the date of any agreement by one or more Agents to purchase Notes from the Operating Partnership as principal, there has not been any downgrading in the rating accorded the Company's preferred stock or the Operating Partnership's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the SEC for purposes of Rule 436(g)(2) under the 1933 Act Regulations or any public announcement by any such organization that it has under surveillance or review, with possible negative implications, its rating of the Company's preferred stock or the Operating Partnership's debt securities. In addition, at the date hereof, the Agents shall have received a certificate of the Operating Partnership, executed by the same such officers in their capacity as officers of the general partner of the Operating Partnership and dated as of the date hereof, to the effect of the matters set forth in clauses (i) through (v) above, inclusive, with respect to the Operating Partnership. As used in this Section 5(b), the term "Prospectus" means the Prospectus in the form first provided to the applicable Agent or Agents for use in confirming sales of the Notes.

         (c) Comfort Letter of Accountants. On the date hereof, the Agents shall have received a letter from Arthur Andersen LLP, dated as of the date hereof and in form and substance satisfactory to the Agents containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to financial statements and certain financial information of each of the Company and the Operating Partnership and their respective subsidiaries contained or incorporated by reference in the Registration Statement and the Prospectus.

         (d) Other Documents. On the date hereof and on each Settlement Date, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Operating Partnership in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

         (e) Subsequent Registration Statement. In the event that the Operating Partnership shall have authorized the issuance of additional Notes to be sold to or through the Agents pursuant to terms of this Agreement, and shall have filed and the SEC have declared effective a Subsequent Registration Statement with respect thereto as contemplated by and in accordance with the provisions of this Agreement, then such Notes shall be eligible for sale under this Agreement on such date as (i) the Agents shall have received legal opinions to the effect specified in Sections 5(a)(1) and (2), an officers' certificate to the effect specified in Section 5(b), and a comfort letter to the effect specified in Section 5(c), all dated as of such date and otherwise appropriately revised to refer to the Registration Statements and the Prospectus, as amended or supplemented, and such additional Notes, and such further information, certificates and documents as the Agents may reasonably request, and (ii) the Company and the Operating Partnership shall have transmitted the prospectus contained in the Subsequent Registration Statement, together with a prospectus supplement relating to the Notes, for filing with the SEC pursuant to Rule 424(b) under the 1933 Act Regulations, if required under the 1933 Act Regulations, and shall have provided copies thereof to the Agents in connection with the offering of the Notes.

         If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the applicable Agent or Agents by notice to the Company and the Operating Partnership at any time and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in Section 4(h) hereof, the provisions concerning payment of expenses under Section 10 hereof, the indemnity and contribution agreement set forth in Sections 8 and 9 hereof, the provisions concerning the representations, warranties and agreements to survive delivery of Section 11 hereof, the provisions relating to governing law and forum set forth in Section 14 and the provisions relating to parties set forth in Section 15 hereof shall remain in effect.

6.       Delivery of and Payment for Notes Sold through an Agent.

         Delivery of Notes sold through an Agent as agent shall be made by the Operating Partnership to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, such Agent shall promptly notify the Operating Partnership and deliver such Note to the Operating Partnership and, if such Agent has theretofore paid the Operating Partnership for such Note, the Operating Partnership will promptly return such funds to such Agent. If such failure occurred for any reason other than default by such Agent in the performance of its obligations hereunder, the Operating Partnership will reimburse such Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Operating Partnership's account.

7.       Additional Covenants of the Company and the Operating Partnership.

         The Company and the Operating Partnership, jointly and severally, covenant and agree with the Agents that:

         (a) Reaffirmation of Representations and Warranties. Each acceptance by the Operating Partnership of an offer for the purchase of Notes (whether to one or more Agents as principal or through an Agent as agent), and each delivery of Notes (whether to one or more Agents as principal or through an Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Company and the Operating Partnership contained in this Agreement and in any certificate theretofore delivered to the Agents pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to such Agent or Agents or to the purchaser or its agent, as the case may be, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

         (b) Subsequent Delivery of Certificates. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rate or formula applicable to the Notes or relating solely to the issuance and/or offering of securities other than the Notes), (ii) there is filed with the SEC any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K relating solely to the issuance and/or offering of securities other than the Notes, unless the Agents shall otherwise specify), (iii) (if required in connection with the purchase of Notes from the Operating Partnership by one or more Agents as principal) the Operating Partnership sells Notes to such Agent or Agents as principal or (iv) the Operating Partnership sells Notes in a form not previously certified to the Agents by the Operating Partnership, each of the Company and the Operating Partnership shall furnish or cause to be furnished to the Agent(s), forthwith a certificate dated the date of filing with the SEC of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form satisfactory to the Agent(s) to the effect that the statements contained in the certificate referred to in Section 5(b) hereof which were last furnished to the Agents are true and correct at the time of such amendment, supplement, filing or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(b) hereof, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

         (c) Subsequent Delivery of Legal Opinions. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rate or formula applicable to the Notes, providing solely for the inclusion of additional financial information, or, unless the Agents shall otherwise specify, relating solely to the issuance and/or offering of securities other than the Notes), (ii) there is filed with the SEC any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K relating solely to the issuance and/or offering of securities other than the Notes, unless the Agents shall otherwise specify), (iii) (if required in connection with the purchase of Notes from the Operating Partnership by one or more Agents as principal) the Operating Partnership sells Notes to such Agent or Agents as principal or (iv) the Operating Partnership sells Notes in a form not previously certified to the Agents by the Operating Partnership, the Company and the Operating Partnership shall furnish or cause to be furnished forthwith to the Agent(s) and to counsel to the Agents the written opinion of Morrison & Foerster, counsel to the Company and the Operating Partnership, or other counsel satisfactory to the Agent(s), dated the date of filing with the SEC of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form and substance satisfactory to the Agent(s), of the same tenor as the opinion referred to in
Section 5(a)(1) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to the Agents shall furnish the Agent(s) with a letter substantially to the effect that the Agent(s) may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

         (d) Subsequent Delivery of Comfort Letters. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information (other than by an amendment or supplement relating solely to the issuance and/or offering of securities other than the Notes), (ii) there is filed with the SEC any document incorporated by reference into the Prospectus which contains additional financial information, or (iii) (if required in connection with the purchase of Notes from the Operating Partnership by one or more Agents as principal) the Operating Partnership sells Notes to such Agent or Agents as principal, the Company and the Operating Partnership shall cause Arthur Andersen LLP forthwith to furnish to the Agent(s) a letter, dated the date of effectiveness of such amendment, supplement or document with the SEC, or the date of such sale, as the case may be, in form satisfactory to the Agent(s), of the same tenor as the portions of the letter referred to Section 5(c) hereof but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such letter, and with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company or the Operating Partnership.

8.       Indemnification.

         (a) Indemnification of the Agents. The Company and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of
Section 15 of the 1933 Act as follows:

                       (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor the Operating Partnership shall be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto); provided further, that the Company shall not be liable to any Agent under the indemnity agreement in this subsection
         (a) with respect to any preliminary prospectus or any preliminary prospectus supplement to the extent that any such loss, liability, claim, damage or expense of such Agent results from the fact that such Agent sold Notes to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented in any case where such delivery is required by the 1933 Act if the Company has previously furnished copies thereof in sufficient quantity to such Agent and the loss, liability, claim, damage or expense of such Agent results from an untrue statement or omission of a material fact contained in the preliminary prospectus or the preliminary prospectus supplement which was corrected in the Prospectus or in the Prospectus as then amended or supplemented;

                      (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                     (iii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by such Agent), as incurred, reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
         (ii) above.

         (b) Indemnification of the Company and the Operating Partnership. Each Agent agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, the Operating Partnership and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or alleged untrue statements or omissions or alleged omissions made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

         (c) General. Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action with counsel chosen by it (who shall not, except with the consent of the indemnified party, be counsel to such indemnified party). In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

9.       Contribution.

         In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 8 hereof is for any reason held to be unavailable to or insufficient to hold harmless the indemnified parties although applicable in accordance with its terms, the Company, the Operating Partnership and the Agents shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, the Operating Partnership and the Agents, as incurred, in such proportions that each Agent is responsible for that portion represented by the percentage that the commission or underwriting discount received by such Agent bears to the total sales price from the sale of the Notes sold to or through such Agent that were the subject of the claim for indemnification, and the Company and the Operating Partnership are jointly and severally liable for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Agent within the meaning of
Section 15 of the 1933 Act shall have the same rights to contribution as such Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company or the Operating Partnership, as the case may be.

10.      Payment of Expenses.

         The Company and the Operating Partnership, jointly and severally, agree to pay all expenses incident to the performance of their obligations under this Agreement, including:

         (a) The preparation and filing of all Registration Statements and all amendments thereto and the Prospectus and any amendments or supplements thereto;

         (b)     The preparation, filing and reproduction of this Agreement;

         (c) The preparation, printing, issuance and delivery of the Notes, including any fees and expenses relating to the eligibility and issuance of Notes in book-entry form;

         (d) The fees and disbursements of the Company's and the Operating Partnership's accountants and counsel, of the Trustee and its counsel, and of any calculation agent or exchange rate agent;

         (e) The reasonable fees and disbursements of counsel to the Agents incurred in connection with the establishment of the program relating to the Notes and incurred from time to time in connection with the transactions contemplated hereby;

         (f) The qualification of the Notes under state securities laws in accordance with the provisions of Section 4(i) hereof, including filing fees and the reasonable fees and disbursements of counsel for Company, the Operating Partnership or the Agents, as applicable, in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Survey;

         (g) The printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and any amendments thereto, and of the Prospectus and any amendments or supplements thereto, and the delivery by the Agents of the Prospectus and any amendments or supplements thereto in connection with solicitations or confirmations of sales of the Notes;

         (h) The preparation, reproducing and delivery to the Agents of copies of the Indenture and all amendments, supplements and modifications thereto;

         (i) Any fees charged by nationally recognized statistical rating organizations for the rating of the Notes;

         (j) The fees and expenses incurred in connection with any listing of Notes on a securities exchange;

         (k) The fees and expenses incurred with respect to any filing with the National Association of Securities Dealers, Inc.;

         (l) Any advertising and other out-of-pocket expenses of the Agents incurred with the approval of the Company or the Operating Partnership; and

         (m) The cost of providing any CUSIP or other identification numbers for the Notes.

11.      Representations, Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or the Operating Partnership submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any controlling person of an Agent, or by or on behalf of the Company or the Operating Partnership, and shall survive each delivery of and payment for any of the Notes.

12.      Termination.

         (a) Termination of this Agreement. This Agreement (excluding any agreement by one or more Agents to purchase Notes from the Operating Partnership as principal) may be terminated for any reason, at any time by either the Operating Partnership or an Agent, as to itself, upon the giving of 30 days' written notice of such termination to the other party hereto.

         (b) Termination of Agreement to Purchase Notes as Principal. The applicable Agent or Agents may terminate any agreement by such Agent or Agents to purchase Notes from the Operating Partnership as principal, immediately upon notice to the Operating Partnership, at any time prior to the Settlement Date relating thereto, if (i) there has been, since the date of such agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, the Operating Partnership or their respective subsidiaries considered as one enterprise, or (ii) there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of such Agent or Agents, impracticable to market the Notes or enforce contracts for the sale of the Notes, or (iii) trading in any securities of the Company or the Operating Partnership has been suspended by the SEC or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the SEC or any other governmental authority, or if a banking moratorium shall have been declared by either Federal, New York or California authorities, or (iv) there has been any downgrading in the rating accorded the Company's preferred stock or the Operating Partnership's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the SEC for purposes of Rule 436(g)(2) under the 1933 Act Regulations or any public announcement by any such organization that it has under surveillance or review, with possible negative implications, its rating of the Company's preferred stock or the Operating Partnership's debt securities, or (v) there shall have come to the attention of such Agent or Agents any facts that would cause them to believe that the Prospectus, at the time it was required to be delivered to a purchaser of Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading. As used in this Section 12(b), the term "Prospectus" means the Prospectus in the form first provided to the applicable Agent or Agents for use in confirming sales of the related Notes.

         (c) General. In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) the Agents shall be entitled to any commission earned in accordance with the third paragraph of Section 3(b) hereof, (ii) if at the time of termination (a) any Agent shall own any Notes purchased by it as principal with the intention of reselling them or (b) an offer to purchase any of the Notes has been accepted by the Operating Partnership but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in
Section 4(h) hereof, the provisions of Section 10 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect.

13.      Notices.

         Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

         If to the Company or the Operating Partnership:

                 Spieker Properties, Inc.
                 2180 Sand Hill Road
                 Menlo Park, CA 94025
                 Attention:  General Counsel
                 Telecopy No.: (415) 854-6594

         with a copy to:

                 Stephen J. Schrader, Esq.
                 Morrison & Foerster
                 755 Page Mill Road
                 Palo Alto, California  94394-1018
                 Telecopy No.: (415) 494-0792

         If to the Agents:

                 Merrill Lynch & Co.
                 Merrill Lynch, Pierce, Fenner & Smith
                                Incorporated
                 World Financial Center
                 North Tower - 10th Floor
                 New York, New York  10281-1310
                 Attention:  MTN Product Management
                 Telecopy No.:  (212) 449-2234

                 Dean Witter Reynolds Inc.
                 Two World Trade Center
                 New York, New York  10048
                 Attention:  Corporate Finance (Tom Grier)
                  Debt Syndicate (Ted Zeller)
                 Telecopy No.:  (212) 392-1052/3973

                 Goldman, Sachs & Co.
                 85 Broad Street
                 New York, New York  10004
                 Attention:  Registration Department
                 Telecopy No.:  (212) 902-3000

                 J.P. Morgan Securities Inc.
                 60 Wall Street
                 New York, New York  10260
                 Attention:  Medium Term Note Desk
                 Telecopy No.:  (212) 648-5907
                 Telex: RCA 212-232-194

         with a copy of any notice given to any Agent to:

                 Gregory K. Miller, Esq.
                 Latham & Watkins
                 505 Montgomery Street, Suite 1900
                 San Francisco, California  94111
                 Telecopy No.: (415) 395-8095

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

14.      GOVERNING LAW; FORUM.

         This Agreement and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State. Any suit, action or proceeding brought by the Company or the Operating Partnership against any Agent in connection with or arising under this Agreement shall be brought solely in the state or federal court of appropriate jurisdiction located in the Borough of Manhattan, The City of New York.

15.      Parties.

         This Agreement shall inure to the benefit of and be binding upon the Agents, the Company and the Operating Partnership and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

16.      Counterparts.

         This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.

         If the foregoing is in accordance with the Agents' understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among the Agents, the Company and the Operating Partnership in accordance with its terms.

                                                   Very truly yours,

                                                   SPIEKER PROPERTIES, INC.


                                                   By:
                                                       -------------------
                                                           Name:
                                                           Title:

                                                   SPIEKER PROPERTIES, L.P.

                                                   By Spieker Properties, Inc.,
                                                   General Partner


                                                    By:
                                                       -------------------
                                                           Name:
                                                           Title:

Confirmed and Accepted, as of the date
         first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED


By:
   --------------------------

DEAN WITTER REYNOLDS INC.


By:
   --------------------------
         Thomas Grier



- -----------------------------
   (Goldman, Sachs & Co.)

J.P. MORGAN SECURITIES INC.


By:
   --------------------------

                                                                       EXHIBIT A

         The following terms, if applicable, shall be agreed to by one or more Agents and the Company in connection with each sale of Notes:

         Principal Amount: $_______

         Interest Rate or Formula:
                 If Fixed Rate Note,
                    Interest Rate:
                    Default Rate:
                    Interest Payment Dates:
                 If Floating Rate Note,
                    Interest Rate Basis(es):
                               If LIBOR,
                                  o LIBOR Reuters
                                  o LIBOR Telerate
                                  Index Currency:
                               If CMT Rate,
                                  Designated CMT Telerate Page:
                                  Designated CMT Maturity Index:
                    Index Maturity:
                    Spread and/or Spread Multiplier, if any:
                    Initial Interest Rate, if any:
                    Initial Interest Reset Date:
                    Interest Reset Dates:
                    Interest Payment Dates:
                    Default Rate:
                    Maximum Interest Rate, if any:
                    Minimum Interest Rate, if any:
                    Fixed Rate Commencement Date, if any:
                    Fixed Interest Rate, if any:
                    Calculation Agent:

         If Redeemable:
                 Initial Redemption Date:
                 Initial Redemption Percentage:
                 Annual Redemption Percentage Reduction, if any:
         If Repayable:
                 Optional Repayment Date(s):

         Original Issue Date:
         Stated Maturity Date:
         Specified Currency:
         Exchange Rate Agent:
         Authorized Denomination:
         Purchase Price: ___%, plus accrued interest, if any, from ___________ Settlement Date and Time:
         Additional/Other Terms:

Also, in connection with the purchase of Notes from the Company by one or more Agents as principal, agreement as to whether the following will be required:

         Officers' Certificate pursuant to Section 7(b) of the Distribution Agreement.
         Legal Opinions pursuant to Section 7(c) of the Distribution Agreement.

         Comfort Letter pursuant to Section 7(d) of the Distribution Agreement. Applicability of Stand-off Agreement pursuant to Section 4(k) of the Distribution Agreement.

                                   SCHEDULE A

         As compensation for the services of the Agents hereunder, the Company shall pay the applicable Agent, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:

                                                                             PERCENT OF
MATURITY RANGES                                                           PRINCIPAL AMOUNT
- ---------------                                                           ----------------
From 9 months to less than 1 year . . . . . . . . . . . . . . . . . . .          .125%

From 1 year to less than 18 months  . . . . . . . . . . . . . . . . . .          .150

From 18 months to less than 2 years . . . . . . . . . . . . . . . . . .          .200

From 2 years to less than 3 years . . . . . . . . . . . . . . . . . . .          .250

From 3 years to less than 4 years . . . . . . . . . . . . . . . . . . .          .350

From 4 years to less than 5 years . . . . . . . . . . . . . . . . . . .          .450

From 5 years to less than 6 years . . . . . . . . . . . . . . . . . . .          .500

From 6 years to less than 7 years . . . . . . . . . . . . . . . . . . .          .550

From 7 years to less than 10 years  . . . . . . . . . . . . . . . . . .          .600

From 10 years to less than 15 years . . . . . . . . . . . . . . . . . .          .625

From 15 years to less than 20 years . . . . . . . . . . . . . . . . . .          .700

From 20 years to 30 years . . . . . . . . . . . . . . . . . . . . . . .          .750

Greater than 30 years. . . . . . . . . . . . . . . . . .  . . . . . . .             *





__________________________________

* As agreed to by the Company and the applicable Agent at the time of sale.

                               {Face of Security}

Registered                        CUSIP No.:                  PRINCIPAL AMOUNT
No. - FXR-___________            ____________                  $______________

      If the registered owner of this Security (as indicated below) is The Depository Trust Company (the "Depositary") or a nominee of the Depositary, this Security is a global Security ("Global Security") and the following legend is applicable:

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER NAME, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            SPIEKER PROPERTIES, L.P.
                                Medium-Term Note
                                  (Fixed Rate)

INTEREST PAYMENT DATE(S)                              ORIGINAL ISSUE DATE:
(If other than January 15 and July 15):

REGULAR RECORD DATE(S)                                STATED MATURITY:
(If other than December 31 and June 30):

INTEREST RATE:                                        OPTIONAL REPAYMENT
                                                      DATE(S):

INITIAL REDEMPTION DATE:

INITIAL REDEMPTION PERCENTAGE:

ANNUAL REDEMPTION PERCENTAGE REDUCTION:

MAKE-WHOLE AMOUNT APPLICABLE:                         /  / ORIGINAL ISSUE
   /  / Yes                                              DISCOUNT NOTE
   /  / No                                               Issue Price:     %

OTHER/ADDITIONAL PROVISIONS:


                                       1
                                   EXHIBIT A

      If the registered owner of this Security is the Depositary or a nominee of the Depositary, this Security is a Global Security and the following legends are applicable except as specified on the reverse hereof:

      THIS SECURITY IS A GLOBAL SECURITY, WITHOUT COUPONS, EXCHANGEABLE FOR ONE OR MORE DEFINITIVE SECURITIES OF THIS SERIES, WITHOUT COUPONS, AT THE PRINCIPAL OFFICE OR AGENCY OF THE REGISTRAR IN BOSTON, MASSACHUSETTS OR THE CITY OF NEW YORK ONLY UNDER THE CIRCUMSTANCES DESCRIBED HEREIN. THE RIGHTS ATTACHING TO THIS GLOBAL SECURITY AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SECURITIES OF THIS SERIES ARE AS SPECIFIED HEREIN AND IN THE INDENTURE. THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. IN ADDITION, THE DEPOSITARY MAY NOT SELL, ASSIGN, TRANSFER OR OTHERWISE CONVEY ANY BENEFICIAL INTEREST IN THIS GLOBAL SECURITY UNLESS SUCH BENEFICIAL INTEREST IS IN AN AMOUNT EQUAL TO AN AUTHORIZED DENOMINATION FOR SECURITIES OF THIS SERIES, AND THE DEPOSITARY, BY ACCEPTING THIS GLOBAL SECURITY, AGREES TO BE BOUND BY THE PROVISIONS HEREOF.

      NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST OR PRINCIPAL HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

      This Security is one of a duly authorized issue of securities (herein called the "Securities") of Spieker Properties, L.P., a California limited partnership (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), limited to an aggregate principal amount not to exceed $200,000,000 (or if the Securities of this series are to be Original Issue Discount Securities, such principal amount as shall result in an aggregate initial offering price of Securities equivalent to not more than $200,000,000), issued and to be issued under an Indenture, dated as of December 6, 1995 between the Company, Spieker Properties, Inc., the general partner of the Company (the "General Partner"), and State Street Bank and Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture (as hereinafter defined)) pursuant to a Fifth Supplemental Indenture thereto, to which Indenture and all applicable indentures supplemental thereto (the Indenture as supplemented being herein called the "Indenture") reference is hereby made for a statement of the respective rights thereunder of the Company, the General Partner, the Trustee and the holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security has been issued in the Principal Amount specified on the face hereof, with the Interest Payment Dates(s), Original Issue Date, and Stated Maturity specified on the face


                                       2
                                   EXHIBIT A
hereof and bearing interest on said Principal Amount at the Initial Interest Rate specified on the face hereof. The Securities of this series may be issued from time to time with varying maturities, interest rates and other terms. Reference herein to "this Security," "hereof," "herein" and comparable terms shall include an addendum hereto if Other/Additional Provisions are specified on the face hereof.

      Any provision contained herein with respect to the calculation of the rate of interest applicable to this Security, its payment dates or any other matter relating hereto may be modified as specified in an addendum relating hereto if Other/Additional Provisions are specified on the face hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      The Company, for value received, hereby promises to pay to

, or registered assigns (the "Holder"), the Principal Amount hereof on the Stated Maturity specified on the face hereof (except to the extent redeemed or repaid prior to Stated Maturity), and to pay interest thereon, from the Original Issue Date specified on the face hereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if the date of this Security is an Interest Payment Date to which interest has been paid or duly provided for, then from the date hereof, semi-annually in arrears on each Interest Payment Date commencing on the first such Interest Payment Date next succeeding the Original Issue Date of this Security and at Stated Maturity (or on any prior date on which the principal or an installment of principal of this Security becomes due and payable, whether by the declaration of acceleration, call for redemption at the option of the Company, repayment at the option of the Holder or otherwise, each such date, a "Maturity"), commencing with the first Interest Payment Date after the Original Issue Date of this Security, unless the Original Issue Date of this Security is between a Regular Record Date and an Interest Payment Date, in which case the first payment of interest hereon shall be made on the second Interest Payment Date following such Regular Record Date, at the Interest Rate per annum specified on the face hereof, until the principal hereof is paid or duly made available for payment. Unless otherwise specified on the face hereof, the Interest Payment Dates with respect to this Security will be January 15 and July 15 of each year. Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date next preceding each Interest Payment Date; provided, however, that interest payable at Maturity will be payable to the person to whom principal shall be payable. Unless otherwise specified on the face hereof, the "Regular Record Date" will be the date 15 calendar days (whether or not a Business Day) immediately preceding the related Interest Payment Date. If any Interest Payment Date or Maturity with respect to this Security falls on a day that is not a Business Day, the related payment of principal, premium, if any, and/or interest will be made on the next succeeding Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable


                                       3
                                   EXHIBIT A
from and after such Interest Payment Date or Maturity, as the case may be. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest (a "Special Record Date"), notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, all as more fully provided in the Indenture. As used herein, "Business Day" means any day, other than Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in the City of New York or the City of Boston, Massachusetts.

      If this Security is a Global Security (as specified on the face hereof), this Security is exchangeable in whole for definitive Securities of this series of like tenor and of an equal aggregate principal amount in accordance with the Indenture. Any definitive Securities of this series issued in exchange for this Global Security shall be registered in the name or names of such Person or Persons as the Holder hereof shall instruct the Registrar. Except as provided above, owners of beneficial interests in this Global Security will not be entitled to receive physical delivery of Securities in definitive form and will not be considered the holders thereof for any purpose under the Indenture.

      Any exchange of a Global Security for one or more definitive Securities of this series will be made at the office or agency of the Registrar in Boston, Massachusetts or New York, New York.

      If this Security is a Book-Entry Security, it may be transferred or exchanged only through a participating member of the Depository Trust Company. Registration of transfer of definitive Notes will be made at the Corporate Trust Office of the Trustee, Two International Place, Boston, Massachusetts or the Trustee's New York City office, 61 Broadway, New York, New York 10006. No service charge will be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to the Indenture, not involving any transfer).

      If this Security is a Global Security, except as provided in the next paragraph, no beneficial owner of any portion of this Global Security shall be entitled to receive payment of accrued interest hereon until this Global Security has been exchanged for one or more definitive Securities of this series, as provided herein and in the Indenture.

      If this Security is a Global Security representing Book-Entry Securities, payments of principal of, and premium and interest, if any, on this Security will be made by the Company through the Trustee to the Depositary. If this Security is a definitive Security, payment of principal or premium, if any, at the Maturity of each definitive Security will


                                       4
                                   EXHIBIT A
be made in immediately available funds upon presentation and surrender of the definitive Security at the Corporate Trust Office of the Trustee, Two International Place, Boston, Massachusetts or the Trustee's New York City office, 61 Broadway, New York, New York 10006 or at such other place as the Company may designate. Payment of interest due at Maturity will be made to the person to whom payment of the principal of the definitive Security shall be made. Payment of the interest due on definitive Securities other than at Maturity will be made at the office or agency referred to above maintained by the Company for such purpose or, at the option of the Company, may be made by check mailed to the address of the holder entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, a holder of $10,000,000 or more in aggregate principal amount of Securities (whether having identical or different terms and provisions) will be entitled to receive interest payments, if any, on any Interest Payment Date other than at Maturity by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such holder.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture or its successors thereunder, by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                                       5
                                   EXHIBIT A

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:_________________________           SPIEKER PROPERTIES, L.P.
                                            By:  Spieker Properties, Inc., as
                                                 General Partner

                                          --------------------------------------
                                          Name:
                                          Title:

{Seal}
Attest:

By:______________________
    Name:
    Title:


                                       6
                                   EXHIBIT A

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

   This is one of the Securities of the series designated "Medium-Term Notes" referred to in the within-mentioned Indenture.

STATE STREET BANK AND TRUST COMPANY,
as Trustee

By: ______________________
    Authorized Officer


                                       7
                                   EXHIBIT A

                                {FORM OF REVERSE}

                              ADDITIONAL PROVISIONS

      1. REGISTRAR AND AGENTS. Initially, State Street Bank and Trust Company will act as Registrar, Paying Agent, and agent for service of notices and demands. The Company may change any Registrar, co-registrar, Paying Agent, and agent for service of notices and demands without notice. The Company or any of its Subsidiaries may act as Paying Agent. The address of State Street Bank and Trust Company is Two International Place, Boston, Massachusetts or 61 Broadway, New York, New York 10006.

      2. INDENTURE, LIMITATIONS. The Company issued the Securities as a series of its securities under an Indenture dated as of December 6, 1995 as supplemented by the First, Second and Third Supplemental Indentures, each dated December 11, 1995, the Fourth Supplemental Indenture dated January 24, 1996 and the Fifth Supplemental Indenture dated June 20, 1996 (the "Indenture") between the Company, the General Partner and State Street Bank and Trust Company, as trustee (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to all such terms, and the holders of the Securities are referred to the Indenture and said Act for a statement of such terms.

             The Securities are general unsecured obligations of the Company limited to $200,000,000 principal amount (or if the Securities of this series are to be Original Issue Discount Securities, such principal amount as shall result in an aggregate initial offering price of Securities equivalent to not more than $200,000,000). The Indenture imposes certain limitations on the ability of the Company to, among other things, incur certain liens and certain additional indebtedness and sell, lease, transfer or dispose of its properties or assets.

      3. OPTIONAL REDEMPTION. The Securities will be subject to redemption at the option of the Company on any date on or after the applicable Initial Redemption Date in whole or from time to time in part in increments of $1,000 or such other minimum denomination specified on the face hereof (provided that any remaining principal amount thereof shall be at least $1,000 or such minimum denomination), at the applicable Redemption Price (as hereinafter defined), together with unpaid interest accrued to the date of redemption. "Redemption Price," with respect to any Security, means an amount equal to the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction, if applicable) multiplied by the unpaid principal amount to be redeemed; and, if so specified on the face hereof, the Make-Whole Amount (as hereinafter defined). The Company shall be responsible for calculation of the Redemption Price and the components thereof. The Initial Redemption


                                       8
                                   EXHIBIT A

Percentage, if any, applicable to a Security shall decline at each anniversary of the Initial Redemption Date by an amount equal to the applicable Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the unpaid principal amount to be redeemed.

             From and after notice has been given as provided in the Indenture, if funds for the redemption of any Securities called for redemption shall have been made available on such redemption date, such Securities will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the holders of the Securities will be to receive payment of the Redemption Price.

             Notice of any optional redemption of any Securities will be given to holders at their addresses, as shown in the Security Register, not more than 60 nor less than 30 calendar days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the Securities held by such holder to be redeemed.

             The Company will notify the Trustee at least 45 days prior to giving notice of redemption to the holders (or such shorter period as satisfactory to the Trustee) of the aggregate principal amount of Securities to be redeemed and the redemption date. If less than all of the Securities of any series are to be redeemed at the option of the Company, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Securities of such series to be redeemed in whole or in part. Securities may be redeemed in part in the minimum authorized denomination for Securities or in any integral multiple thereof.

             "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any Security, the excess, if any, of (i) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of any interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semiannual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (ii) the aggregate principal amount of the Securities being redeemed or paid.

             "Reinvestment Rate" means 0.25% (one-fourth of one percent) plus the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published


                                       9
                                   EXHIBIT A
maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

             "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.

      4. OPTIONAL REPAYMENT. If provided on the face hereof, this Security will be subject to repayment, in whole or in part on a given day or days, prior to the Stated Maturity at the option of the Holder hereof on the optional repayment dates, if any, specified on the face hereof (each an "Optional Repayment Date"). If no Optional Repayment Date is specified on the face hereof, this Security will not be repayable at the option of the Holder hereof prior to its Stated Maturity. If this Security is subject to repayment at the option of the Holder hereof, on the Optional Repayment Date, if any, specified on the face hereof, this Security will be repayable in whole or from time to time in part in increments of $1,000, at a repayment price equal to 100% of the unpaid principal amount to be repaid, together with unpaid interest accrued to the date of repayment. For this Security to be repaid, such Security must be received, together with the form hereon entitled "Option to Elect Repayment" duly completed, by the Trustee at its Corporate Trust Office or its New York City office, 61 Broadway, New York, New York 10006, not more than 60 nor less than 30 calendar days prior to the date of repayment. Exercise of such repayment option by the Holder will be irrevocable.

             Only DTC may exercise the repayment option in respect of Global Securities representing Book-Entry Securities. Accordingly, Beneficial Owners (as defined below) of Global Securities that desire to have all or any portion of the Book-Entry Securities represented by such Global Securities repaid must instruct the Participant (as hereinafter defined) through which they own their interest to direct DTC to exercise the repayment option on their behalf by delivering the related Global Security and duly completed election form to the Trustee as aforesaid. In order to ensure that such Global Security and election form are received by the Trustee on a particular day, the applicable Beneficial Owner must so instruct the Participant through which it owns its interest before such Participant's deadline for accepting instructions for that day. All instructions given to Participants from Beneficial Owners of Global Securities relating to the option to elect repayment shall be irrevocable. In addition, at the time such instructions are given, each such Beneficial Owner shall cause the Participant through which it owns its interest to transfer such Beneficial Owner's interest in the Global Security or Global Securities


                                       10
                                   EXHIBIT A
representing the related Book-Entry Securities, on DTC's records, to the Trustee or its nominee.

             As used herein, "Beneficial Owner" means the ownership interest of each actual purchaser of each Security. As used herein, "Participant" means the entity which deposits Securities with DTC for which DTC holds such Securities.

      5. DENOMINATIONS, TRANSFER, EXCHANGE. The Securities are in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. A holder may register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar is not required (i) to issue, register the transfer of or exchange any Security if such security may be among those selected for redemption during a period beginning at the opening of business 15 days before selection of the Securities to be redeemed under Section 1103 of the Indenture and ending at the close of business, if such Securities are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except, in the case of a Registered Security to be redeemed in part, the portion thereof not selected for redemption may be exchanged for a Registered Security of that series and of like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption, or (iii) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the holder, except that portion, if any, of such Security which is not to be so repaid.

      6. PERSONS DEEMED OWNERS. The registered holder of a Security may be treated as the owner of it for all purposes.

      7. UNCLAIMED MONEY. If money for the payment of principal or interest on any Securities remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its request, unless otherwise required by law. Thereafter, holders may look only to the Company for payment.

      8. DISCHARGE PRIOR TO REDEMPTION OR MATURITY. The Indenture will be discharged and canceled with respect to the Securities except for certain sections thereof upon payment of all the Securities, or upon the irrevocable deposit with the Trustee of funds, sufficient to pay principal, premium, if any, and interest on such payment date or Redemption Date.

      9. SUPPLEMENTAL INDENTURE. Subject to certain exceptions, the Indenture may be amended or supplemented with respect to the Securities with the consent of the holders of at least a majority in principal amount of the Securities then outstanding and any existing default or compliance with any provision may be waived with the consent of the holders of the majority in principal amount of the Securities then outstanding. Without the consent of or notice to any holder, the Company may


                                       11
                                   EXHIBIT A
supplement the Indenture, to, among other things, cure any ambiguity, defect or inconsistency, or make any other change that does not adversely affect the interest rights of any holder.

      10. SUCCESSORS. Upon satisfaction of the conditions provided in the Indenture, if a successor to the Company assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

      11. DEFAULTS AND REMEDIES. If an Event of Default with respect to the Securities, as defined in the Indenture, occurs and is continuing, the Trustee or the holders of a majority in principal amount of Securities may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it, subject to the provisions of the TIA, before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power with respect to the Securities. The Trustee may withhold from holders of Securities notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company is required to file periodic reports with the Trustee as to the absence of any Default or Event of Default.

      12. TRUSTEE DEALINGS WITH THE COMPANY. State Street Bank and Trust Company, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not Trustee.

      13. AUTHENTICATION. This Security shall not be valid until the Trustee signs the certificate of authentication on the reverse side of this Security.

      14. ABBREVIATIONS. Customary abbreviations may be used in the name of a holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (joint tenants with rights of survivorship and not as tenants in common), CUST (=Custodian), and U/G/M/A (=Uniform Gifts to Minors
Act).

             The Company will furnish to any holder upon written request and without charge a copy of the Indenture and any supplemental indentures thereto. It also will furnish the text of this Security in larger type. Requests may be made to: Spieker Properties, Inc., 2180 Sand Hill Road, Menlo Park, California 94025, Attention: Investor Relations Coordinator.


                                       12
                                   EXHIBIT A

                                 ASSIGNMENT FORM

                   FOR VALUE RECEIVED, the undersigned hereby
                         sells, assigns and transfers to

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNS

________________________________________________________________________________

________________________________________________________________________________
(Please Print or Typewrite Name and Address Including Zip Code of Assignee)

________________________________________________________________________________

the within Security of Spieker Properties, L.P. and_____________________________ hereby does irrevocably constitute and appoint

________________________________________________________________________________

Attorney to transfer said Security on the books of the within-named Trust with full power of substitution in the premises.

Dated:____________                   ___________________________________________

                                     ___________________________________________

Signature(s) must be guaranteed by an eligible General Partner Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad 15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.


                                       13
                                   EXHIBIT A

                            OPTION TO ELECT REPAYMENT

      The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Security (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount to be repaid, together with unpaid interest accrued hereon to the Optional Repayment Date, to the undersigned, at_________________________________________________________________
________________________________________________________________________________
         (Please print or typewrite name and address of the undersigned)

      For this Security to be repaid, the Trustee must receive at the Corporate Trust Office, currently located at Two International Place, Boston, Massachusetts or its New York City office at 61 Broadway, New York, New York 10006, not more than 60 nor less than 30 calendar days prior to the Repayment Date, this Security with this "Option to Elect Repayment" form duly completed.

      If less than the entire principal amount of this Security is to be repaid, specify the portion hereof (which shall be increments of $1,000), which the holder elects to have repaid and specify the denomination or denominations of the Securities to be issued to the holder for the portion of this Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid).

Principal Amount
to be Repaid:  $____________        ____________________________________________
                                    Notice:  The signature(s) on this
Date:_______________                Option to Elect Repayment must
                                    correspond with the name(s) as
                                    written on the face of the Security
                                    in every particular, without alteration
                                    or enlargement or any change whatsoever.


                                       14
                                   EXHIBIT A

                               {Face of Security}

Registered                        CUSIP No.:            PRINCIPAL AMOUNT
No. - FLR-___________            ____________            $______________

      If the registered owner of this Security (as indicated below) is The Depository Trust Company (the "Depositary") or a nominee of the Depositary, this Security is a global Security ("Global Security") and the following legend is applicable:

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER NAME, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            SPIEKER PROPERTIES, L.P.
                                Medium-Term Note
                                 (Floating Rate)

ORIGINAL ISSUE DATE:                      STATED MATURITY:

INITIAL INTEREST RATE:                    SPREAD (plus or minus):

INDEX MATURITY:                           SPREAD MULTIPLIER:

BASE RATE:

            /  /  Commercial Paper Rate

            /  /  LIBOR

                     /  / LIBOR Reuters

                     /  / LIBOR Telerate

            /  /  Treasury Rate

            /  /  CD Rate

            /  /  CMT Rate


                                   EXHIBIT B

                Designated CMT
                Telerate Page

                  /  /  7055

                  Other:

            /  /  Federal Funds Rate

            /  /  Prime Rate

            /  /  Other:

MAXIMUM INTEREST RATE:                    INTEREST RESET PERIOD:

MINIMUM INTEREST RATE:                    INTEREST DETERMINATION DATE:

INTEREST RESET DATE(S):                   INTEREST CALCULATION DATES:

INTEREST PAYMENT DATE(S):                 OPTIONAL REPAYMENT DATE:

REGULAR RECORD DATE(S):                   INITIAL REDEMPTION
                                          PERCENTAGE:

INITIAL REDEMPTION DATE:                  CALCULATION AGENT (if other
                                          than State Street Bank and
                                          Trust Company):

ANNUAL REDEMPTION PERCENTAGE              /  / ORIGINAL ISSUE DISCOUNT
REDUCTION:                                     NOTE:
                                               Issue Price:     %

OTHER/ADDITIONAL
PROVISIONS:

      If the registered owner of this Security is the Depositary or a nominee of the Depositary, this Security is a Global Security and the following legends are applicable except as specified on the reverse hereof:

      THIS SECURITY IS A GLOBAL SECURITY, WITHOUT COUPONS, EXCHANGEABLE FOR ONE OR MORE DEFINITIVE SECURITIES OF THIS SERIES, WITHOUT COUPONS, AT THE PRINCIPAL OFFICE OR AGENCY OF THE REGISTRAR IN BOSTON, MASSACHUSETTS OR THE CITY OF NEW YORK ONLY UNDER THE CIRCUMSTANCES DESCRIBED HEREIN. THE RIGHTS ATTACHING TO THIS GLOBAL SECURITY AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SECURITIES OF


                                   EXHIBIT B

THIS SERIES ARE AS SPECIFIED HEREIN AND IN THE INDENTURE. THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. IN ADDITION, THE DEPOSITARY MAY NOT SELL, ASSIGN, TRANSFER OR OTHERWISE CONVEY ANY BENEFICIAL INTEREST IN THIS GLOBAL SECURITY UNLESS SUCH BENEFICIAL INTEREST IS IN AN AMOUNT EQUAL TO AN AUTHORIZED DENOMINATION FOR SECURITIES OF SUCH SERIES, AND THE DEPOSITARY, BY ACCEPTING THIS GLOBAL SECURITY, AGREES TO BE BOUND BY THE PROVISIONS HEREOF.

      NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

      This Security is one of a duly authorized issue of securities (herein called the "Securities") of Spieker Properties, L.P., a California limited partnership (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), limited to an aggregate principal amount not to exceed $200,000,000 (or if the Securities of this series are to be Original Issue Discount Securities, such principal amount as shall result in an aggregate initial offering price of Securities equivalent to not more than $200,000,000), issued and to be issued under an Indenture, dated as of December 6, 1995 between the Company, Spieker Properties, Inc., the general partner of the Company (the "General Partner"), and State Street Bank and Trust Company, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture (as hereinafter defined)), and pursuant to the terms of a Fifth Supplemental Indenture thereto, to which Indenture and all applicable indentures supplemental thereto (the Indenture as supplemented being herein called the "Indenture") reference is hereby made for a statement of the respective rights thereunder of the Company, the General Partner, the Trustee and the holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security has been issued in the Principal Amount specified on the face hereof, with the Interest Payment Date(s), Original Issue Date, and Stated Maturity specified on the face hereof and bearing interest on said Principal Amount at the Initial Interest Rate specified on the face hereof. The Securities of this series may be issued from time to time with varying maturities, interest rates and other terms. Reference herein to "this Security," "hereof," "herein" and comparable terms shall include an addendum hereto if Other/Additional Provisions are specified on the face hereof.

      Any provision contained herein with respect to the calculation of the rate of interest applicable to this Security, its payment dates or any other matter relating hereto may be modified as specified in an addendum relating hereto if Other/Additional Provisions are specified on the face hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      The Company, for value received, hereby promises to pay to


                                   EXHIBIT B

, or registered assigns (the "Holder"), the Principal Amount hereof on the Stated Maturity specified on the face hereof (except to the extent redeemed or repaid prior to the Stated Maturity); and to pay interest thereon, from the Original Issue Date specified on the face hereof or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if the date of this Security is an Interest Payment Date to which interest has been paid or duly provided for, then from the date hereof, provided, however, that interest on a Security with daily or weekly Interest Reset Dates shall be paid from the day following the most recent Regular Record Date, at a rate per annum equal to the Initial Interest Rate specified on the face hereof, if any, until the first Interest Reset Date specified on the face hereof following the Original Issue Date specified on the face hereof and thereafter in accordance with the provisions below, until the principal hereof is paid or duly made available for payment. Interest will be payable on each Interest Payment Date, as specified on the face hereof, and at Stated Maturity (or on any prior date on which the principal or an installment of principal of this Security becomes due and payable, whether by the declaration of acceleration, call for redemption at the option of the Company, repayment at the option of the Holder or otherwise, each such date, a "Maturity"), commencing with the first Interest Payment Date after the Original Issue Date of this Security, unless the Original Issue Date of this Security is between a Regular Record Date and an Interest Payment Date, in which case, the first payment of interest hereon shall be made on the second Interest Payment Date following such Regular Record Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be payable to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date next preceding each Interest Payment Date; provided, however, that interest payable at Maturity will be payable to the person to whom principal shall be payable. Unless otherwise specified on the face hereof, the "Regular Record Date" will be the date 15 calendar days (whether or not a Business Day (as defined below)) immediately preceding the related Interest Payment Date. If any Interest Payment Date or Maturity with respect to this Security falls on a day that is not a Business Day, the related payment of principal, premium, if any, and/or interest will be made on the next succeeding Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable from and after such Interest Payment Date or Maturity, as the case may be. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest (a "Special Record Date") (notice whereof to be given to the Holder of this Security not less than 10 days prior to such Special Record Date), or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. As used herein, "Business Day" means any day, other than Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in the City of New York or the City of Boston, Massachusetts.


                                   EXHIBIT B

      Interest on this Security will be determined by reference to the "Base Rate" set forth on the face hereof, which may be one or more of (a) the CD Rate, in which case this Security will be a "CD Rate Note;" (b) the Commercial Paper Rate, in which case this Security will be a "Commercial Paper Rate Note;"(c) the CMT Rate, in which case this Security will be a "CMT Rate Note;" (d) the Federal Funds Rate, in which case this Security will be a "Federal Funds Rate Note;" (e) LIBOR, in which case this Security will be a "LIBOR Note;" (f) the Prime Rate, in which case this Security will be a "Prime Rate Note;" (g) the Treasury Rate, in which case such Security will be a "Treasury Rate Note;" or (h) such other Base Rate or interest rate formula as may be set forth on the face hereof.

      The rate of interest on this Security will be reset daily, weekly, monthly, quarterly, semi-annually, annually or such other period (each, an "Interest Reset Date"), as specified on the face hereof. Unless otherwise specified on the face hereof, the Interest Reset Date will be, if this Security resets (a) daily, each Business Day; (b) weekly, the Wednesday of each week (with the exception of weekly reset Treasury Rate Notes which will reset the Tuesday of each week, except as specified below); (c) monthly, the third Wednesday of each month; (d) quarterly, the third Wednesday of March, June, September and December of each year; (e) semiannually, the third Wednesday of each of the two months specified on the face hereof; and (f) annually, the third Wednesday of the month specified on the face hereof; provided, however, that (a) the interest rate in effect from the Original Issue Date of this Security (or any predecessor Security) to the first Interest Reset Date will be the Initial Interest Rate, if any, specified on the face hereof, and (b) the interest rate in effect for the ten days immediately prior to Maturity of any installment of principal will be the interest rate in effect on the tenth day preceding such Maturity. If any Interest Reset Date for this Security would otherwise be a day that is not a Business Day, such Interest Reset Date will be postponed to the next succeeding Business Day, except that if this Security is a LIBOR Note (or a Security for which the interest rate is determined with reference to LIBOR), if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. "Initial Interest Rate" means the rate at which this Security will bear interest from its Original Issue Date to the first Interest Reset Date, as specified on the face hereof.

      The interest rate applicable to each Interest Accrual Period (defined below) commencing on the Interest Reset Date applicable to such Interest Accrual Period will be the rate determined on the applicable "Interest Determination Date" (defined below). The Interest Determination Date with respect to the CD Rate, Commercial Paper Rate, CMT Rate, Federal Funds Rate, and the Prime Rate will be the second Business Day preceding each Interest Reset Date for this Security; and the Interest Determination Date with respect to LIBOR will be the second London Business Day (defined below) preceding each Interest Reset Date. With respect to the Treasury Rate, the Interest Determination Date will be the day of the week in which the Interest Reset Date falls on which Treasury Bills normally would be auctioned; provided, however, that if as a result of a legal holiday an auction is held on the Friday of the week preceding the related Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and provided, further, that if an auction shall fall on or after any Interest Reset Date, then the


                                   EXHIBIT B
related Interest Reset Date shall instead be the first Business Day following such auction. The Interest Determination Date pertaining to a Floating Rate Note, the interest rate of which is determined with reference to two or more Base Rates, will be the latest Business Day which is at least two Business Days prior to the Interest Reset Date for such Note on which each Base Rate is determinable. Each Base Rate shall be determined and compared on such date, and the applicable interest rate shall take effect on the related Interest Reset Date. As used herein, "Interest Accrual Period" with respect to each Interest Payment Date or Maturity means the period from and including the next preceding Interest Payment Date in respect of which interest has been paid (or from and including the date of issue if no interest has been paid with respect to such Security), to but excluding the Interest Payment Date or Maturity, as the case may be.

      Interest will be payable, in the case of Securities which reset (a) daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof; (b) quarterly, on the third Wednesday of March, June, September and December of each year; (c) semiannually, on the third Wednesday of each of the two months of each year specified on the face hereof; and (d) annually, on the third Wednesday of the month specified on the face hereof and, in each case, at Maturity.

      If any Interest Payment Date (other than at Maturity) with respect to this Security falls on a day that is not a Business Day, such Interest Payment Date will be postponed to the following Business Day, except that, if this Security is a LIBOR Note (or if the interest rate of this Security is determined with reference to LIBOR), if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. If the Maturity of this Security falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest will be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after the date of such Maturity.

      The interest rate in effect with respect to this Security on each day that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the immediately preceding Interest Reset Date and the interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to such Interest Reset Date, subject in either case to any maximum or minimum interest rate limitation specified on the face hereof; provided, however, that the interest rate in effect with respect to this Security for the period from the date of issue to the first Interest Reset Date (as defined herein) will be the Initial Interest Rate specified on the face hereof.

      Accrued interest is calculated by multiplying the principal amount of this Security by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day from the Original Issue Date, or from the last date to which interest has been paid, to the date for which accrued interest is being calculated. Unless otherwise specified on the face hereof, the interest factor for each such day is computed by dividing the interest rate applicable to such date by 360, in the case of CD


                                   EXHIBIT B

Rate Notes, Commercial Paper Rate Notes, LIBOR Notes and Prime Rate Notes, or by the actual number of days in the year, in the case of Treasury Rate Notes and CMT Rate Notes. Unless otherwise specified on the face hereof, the interest factor for Securities for which the interest rate is calculated with reference to the lowest of two or more Base Rates will be calculated in each period in the same manner as if only the lowest of the applicable Base Rates appears.

      All percentages resulting from any calculation on Securities will be rounded to the nearest one hundred-thousandth of a percentage point with five one-millionths of a percentage point rounded upwards (e.g., 7.654325% (or
 .07654325) would be rounded to 7.65433% (or .0765433)), and all dollar amounts used in or resulting from such calculation on the Securities will be rounded to the nearest cent (with one-half cent being rounded upward).

      Upon the request of the Holder of any Security, the Calculation Agent will provide the interest rate in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding Interest Reset Date with respect to such Security. Unless otherwise specified on the face hereof, the "Calculation Date," if applicable, pertaining to any Interest Determination Date will be the earlier of (a) the tenth calendar day after such Interest Determination Date, or if such date is not a Business Day, the next succeeding Business Day or (b) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity, as the case may be.

      The interest rate in effect with respect to a Security from the date of issue to the first Interest Reset Date (the "Initial Interest Rate") is as specified on the face hereof. The interest rate for each subsequent Interest Reset Date will be determined by the Calculation Agent as follows:

Determination of Commercial Paper Rate

      If the Base Rate specified on the face hereof is the Commercial Paper Rate, the interest rate with respect to this Security for any Interest Reset Date shall be the Commercial Paper Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.

      "Commercial Paper Rate" means, with respect to any Interest Determination Date relating to a Commercial Paper Rate Note or any Interest Determination Date for a Security for which the interest rate is determined with reference to the Commercial Paper Rate (a "Commercial Paper Rate Interest Determination Date"), the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "Commercial Paper." In the event that such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Rate Interest Determination Date, then the Commercial Paper Rate will be the Money Market Yield on


                                   EXHIBIT B
such Commercial Paper Rate Interest Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Commercial Paper" (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 days or 90 days, respectively). If such rate is not published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on such Calculation Date, then the Commercial Paper Rate will be calculated by the Calculation Agent and will be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 A.M., New York City time, on such Commercial Paper Rate Interest Determination Date, of three leading dealers of commercial paper in New York, New York (which may include one or more of the Agents) selected by the Calculation Agent for commercial paper of the specified Index Maturity placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized statistical rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate in effect for the applicable period will be the Commercial Paper Rate in effect on such Commercial Paper Rate Interest Determination Date.

      "Money Market Yield" shall be a yield (expressed as a percentage rounded, if necessary, to the nearest one hundred-thousandth of a percentage point) calculated in accordance with the following formula:

                                     D x 360
      Money Market Yield  =      --------------- x 100
                                  360 - (D x M)

where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the interest period for which interest is being calculated.

Determination of LIBOR

      If the Base Rate specified on the face hereof is LIBOR, the interest rate with respect to this Security for any Interest Reset Date shall be LIBOR plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.

      LIBOR will be determined by the Calculation Agent in accordance with the following provisions:

            (i) With respect to an Interest Determination Date relating to a LIBOR Note or any Interest Determination Date for a Security for which the interest rate is determined with reference to LIBOR (a "LIBOR Interest Determination Date"), LIBOR will be either: (a) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates for deposits in U.S. dollars having the Index Maturity specified on the face hereof, commencing on the second London Business Day immediately following that LIBOR Interest Determination Date,


                                   EXHIBIT B
      that appear on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on that LIBOR Interest Determination Date, if at least two such offered rates appear on the Reuters Screen LIBO Page, or (b) if "LIBOR Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in U.S. dollars having the Index Maturity specified on the face hereof commencing on the second London Business Day immediately following that LIBOR Interest Determination Date, that appears on the Telerate Page 3750 as of 11:00 a.m., London time, on that LIBOR Interest Determination Date ("LIBOR Telerate"). "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBOR page on that service for the purpose of displacing London interbank offered rates of major banks). "Telerate Page 3750" means the display designated as page "3750" on the Telerate Service (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR will be determined as if LIBOR Telerate has been specified. If fewer than two offered rates appear on the Reuters Screen LIBO Page, or if no rate appears on the Telerate Page 3750, as applicable, LIBOR in respect of that LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in (ii) below. "London Business Day" means any day on which dealing in deposits in U.S. dollars are transacted in the London interbank market.

            (ii) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear on the Reuters Screen LIBO Page, as specified in (i) (a) above, or on which no rate appears on Telerate Page 3750, as specified in (i) (b) above, as applicable, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars having the Index Maturity specified on the face hereof are offered at approximately 11:00 a.m., London time, on that LIBOR Interest Determination Date by four major banks in the London interbank market selected by the Calculation Agent ("Reference Banks") to prime banks in the London interbank market commencing on the second London Business Day immediately following that LIBOR Interest Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on that LIBOR Interest Determination Date by three major banks in the City of New York selected by the Calculation Agent for loans in U.S. dollars to leading European banks having the


                                   EXHIBIT B

      Index Maturity specified on the face hereof commencing on the second London Business Day immediately following that LIBOR Interest Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR in effect for the applicable period will be LIBOR in effect on such LIBOR Interest Determination Date.

Determination of Treasury Rate

      If the Base Rate specified on the face hereof is the Treasury Rate, the interest rate with respect to this Security for any Interest Reset Date shall be the Treasury Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.

      "Treasury Rate" means, with respect to any Interest Determination Date relating to a Treasury Rate Note or any Interest Determination Date for a Security for which the interest rate is determined with reference to the Treasury Rate (a "Treasury Rate Interest Determination Date"), the rate applicable to the most recent auction of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof, as such rate is published in H.15(519) under the heading "Treasury Bills-auction average (investment)" or, if not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Interest Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Bills having the specified Index Maturity are not reported as provided by 3:00 P.M., New York City time, on such Calculation Date, or if no such auction is held in a particular week, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three leading primary United States government securities dealers (which may include one or more of the Agents) selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate in effect for the applicable period will be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.

      "Index Maturity" means, with respect to this Security, the period to maturity of the instrument or obligation on which the interest rate index is based, as specified on the face hereof. "H.15(519)" means the weekly statistical release entitled "Statistical Release H.15(519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System.


                                   EXHIBIT B

Determination of CD Rate

      If the Base Rate specified on the face hereof is the CD Rate, the interest rate with respect to this Security shall be the CD Rate plus or minus the Spread, if any, or multiplied-by the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.

      "CD Rate" means, with respect to any Interest Determination Date relating to a CD Rate Note or any Interest Determination Date for a Security for which the interest rate is determined with reference to the CD Rate (a "CD Rate Interest Determination Date"), the rate on such date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication ("H.15(519)") under the heading "CDs (Secondary Market)." In the event such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CD Rate Interest Determination Date, then the CD Rate will be the rate on such CD Rate Interest Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication ("Composite Quotations") under the heading "Certificates of Deposit." If such rate is not published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on such Calculation Date, then the CD Rate on such CD Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers in negotiable United States dollar certificates of deposit in New York, New York (which may include one or more of the Agents or their affiliates) selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks in the market for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified on the face hereof in an amount that is representative for a single transaction in that market at that time; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate in effect for the applicable period will be the CD Rate in effect on such CD Rate Interest Determination Date.

Determination of CMT Rate

      If the Base Rate specified on the face hereof is the CMT Rate, the interest rate with respect to this Security shall be the CMT Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.

      "CMT Rate" means, with respect to any Interest Determination Date relating to a Security for which the interest rate is determined with reference to the CMT Rate (a "CMT Rate Interest Determination Date"), the rate displayed on the Designated CMT


                                   EXHIBIT B

Telerate Page under the caption "...Treasury Constant Maturities...Federal Reserve Board Release H.15...Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Rate Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the related CMT Rate Interest Determination Date occurs. If such rate is no longer displayed on the relevant pages or is not displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published or is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Rate Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on the CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York (which may include the Agent or its affiliates) selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent is unable to obtain three such Treasury Note quotations, the CMT Rate on such CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and


                                   EXHIBIT B
neither the highest nor the lowest of such quotes will be eliminated; provided however, that if fewer than three Reference Dealers so selected by the Calculation Agent are quoting as mentioned herein, the CMT Rate determined as of such CMT Rate Interest Determination Date will be the CMT Rate in effect on such CMT Rate Interest Determination Date. If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Note with the shorter remaining term to maturity will be used.

      "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page specified on the face hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)) for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified on the face hereof, the Designated CMT Telerate Page shall be 7052, for the most recent week.

      "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified on the face hereof with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof, the Designated CMT Maturity Index shall be 2 years.

Determination of Federal Funds Rate

      If the Base Rate specified on the face hereof is the Federal Funds Rate, the interest rate with respect to this Security for any Interest Reset Date shall be the Federal Funds Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.

      "Federal Funds Rate" means, with respect to any Interest Determination Date relating to a Federal Funds Rate Note or any Interest Determination Date for a Security for which the interest rate is determined with reference to the Federal Funds Rate (a "Federal Funds Rate Interest Determination Date"), the rate of interest on that day for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Rate Interest Determination Date, then the Federal Funds Rate will be the rate on such Federal Funds Rate Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If such rate is not published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on such Calculation Date, the Federal Funds Rate on such Federal Funds Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight Federal Funds arranged by three leading dealers of Federal Funds transactions in New York, New York (which may include one or more of the Agents or their affiliates) selected by the Calculation Agent as of 9:00 A.M., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that if the dealers so selected as aforesaid by the Calculation Agent are not quoting as mentioned in


                                   EXHIBIT B
this sentence, the Federal Funds Rate in effect for the applicable period will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

Determination of Prime Rate

      If the Base Rate specified on the face hereof is the Prime Rate, the interest rate with respect to this Security for any Interest Reset Date shall be the Prime Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.

      "Prime Rate" means, with respect to any Interest Determination Date relating to a Prime Rate Note or any Security for which the interest rate is determined with reference to the Prime Rate (a "Prime Rate Interest Determination Date"), the rate on such date as such rate is published in H.15(519) under the heading "Bank Prime Loan." If such rate is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 (as hereinafter defined) as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 for such Prime Rate Interest Determination Date, the Prime Rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by four major money center banks in The City of New York selected by the Calculation Agent. If fewer than four such quotations are so provided, then the Prime Rate shall be the arithmetic mean of four prime rates quoted on the basis of the actual number of days in the year divided by 360-day year as of the close of business on such Price Rate Interest Determination Date as furnished in the City of New York by the major money center banks, if any, that have provided such quotations, and by as many substitute banks or trust companies as necessary in order to obtain four such prime rate quotations, provided substitute banks or trust companies are organized and doing business under the laws of the United States, or any State thereof, having total equity capital of at least $500 million and being subject to supervision or examination by Federal or State authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the banks or trust companies selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

      "Reuters Screen USPRIME1" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

      Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. In addition, the interest rate hereon shall in no event be


                                   EXHIBIT B
higher than the maximum rate permitted by New York, as the same may be modified by United States law of general application.

      Upon the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect, and, if different, the interest rate which will become effective as a result of a determination made on the most recent Interest Determination Date with respect to this Security.

      Interest payments hereon shall be the amount of interest accrued to, but excluding, the Interest Payment Date; provided, however, that if the Interest Reset Dates with respect to any Security are daily or weekly, interest payable on any Interest Payment Date, other than interest payable (with respect to such principal) on any date on which principal of any such Security is payable, will include interest accrued to and including the next preceding Regular Record Date.

      If this Security is a Global Security (as specified on the face hereof), this Security is exchangeable in whole for definitive Securities of this series of like tenor and of an equal aggregate principal amount in accordance with the Indenture. Any definitive Securities of this series issued in exchange for this Global Security shall be registered in the name or names of such Person or Persons as the Holder hereof shall instruct the Registrar. Except as provided above, owners of beneficial interests in this Global Security will not be entitled to receive physical delivery of Securities in definitive form and will not be considered the Holders thereof for any purpose under the Indenture.

      Any exchange of a Global Security for one or more definitive Securities of this series will be made at the office or agency of the Registrar in Boston, Massachusetts or New York, New York.

      If this Security is a Book-Entry Security, it may be transferred or exchanged only through a participating member of the Depository Trust Company. Registration of transfer of definitive Notes will be made at the Corporate Trust Office of the Trustee, Two International Place, Boston, Massachusetts or the Trustee's New York City office, 61 Broadway, New York, New York 10006. No service charge will be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to the Indenture, not involving any transfer).

      If this Security is a Global Security, except as provided in the next paragraph, no beneficial owner of any portion of this Global Security shall be entitled to receive payment of accrued interest hereon until this Global Security has been exchanged for one or more definitive Securities of this series, as provided herein and in the Indenture.

      If this Security is a Global Security, if a definitive Security or Securities of this series are issued in exchange for this Global Security in accordance with the provisions of the Indenture after the close of business at the office or agency where such exchange


                                   EXHIBIT B
occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the related Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of defaulted interest, interest or defaulted interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Holder hereof, and the Holder hereof will undertake in such circumstances to credit such interest to the account or accounts of the Persons who were the beneficial owners of any portion of this Global Security on such Regular Record Date or Special Record Date, as the case may be.

      If this Security is a Global Security representing Book-Entry Securities, payments of principal of, and premium and interest, if any, on this Security will be made by the Company through the Trustee to the Depositary. If this Security is a definitive Security, payment of principal or premium, if any, at the Maturity of each definitive Security will be made in immediately available funds upon presentation and surrender of the definitive Security at the Corporate Trust Office of the Trustee, Two International Place, Boston, Massachusetts or the Trustee's New York City office, 61 Broadway, New York, New York 10006 or at such other place as the Company may designate. Payment of interest due at Maturity will be made to the person to whom payment of the principal of the definitive Security shall be made. Payment of the interest due on definitive Securities other than at Maturity will be made at the office or agency referred to above maintained by the Company for such purpose or, at the option of the Company, may be made by check mailed to the address of the holder entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, a holder of $10,000,000 or more in aggregate principal amount of Securities (whether having identical or different terms and provisions) will be entitled to receive interest payments, if any, on any Interest Payment Date other than at Maturity by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such holder.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture or its successors thereunder, by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                                   EXHIBIT B

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:_________________________     SPIEKER PROPERTIES, L.P.
                                       By:  Spieker Properties, Inc., as
                                            General Partner

                                    ------------------------------
                                    Name:
                                    Title:

{Seal}
Attest:

By:______________________
    Name:
    Title:


                                    EXHIBIT B

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

   This is one of the Securities of the series designated "Medium-Term Notes" referred to in the within-mentioned Indenture.

STATE STREET BANK AND TRUST COMPANY,
as Trustee

By: ______________________
    Authorized Officer


                                    EXHIBIT B

                                 FORM OF REVERSE

                              ADDITIONAL PROVISIONS

      1. REGISTRAR AND AGENTS. Initially, State Street Bank and Trust Company will act as Registrar, Paying Agent, Calculation Agent and agent for service of notices and demands. The Company may change any Registrar, co-registrar, Paying Agent, Calculation Agent and agent for service of notices and demands without notice. The Company or any of its Subsidiaries may act as Paying Agent. The address of State Street Bank and Trust Company is Two International Place, Boston, Massachusetts or 61 Broadway, New York, New York 10006.

      2. INDENTURE, LIMITATIONS. The Company issued the Securities as a series of its securities under an Indenture dated as of December 6, 1995 as supplemented by the Fifth Supplemental Indenture dated June 20, 1996 (the "Indenture") between the Company, the General Partner and State Street Bank and Trust Company, as trustee (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Section 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to all such terms, and the holders of the Securities are referred to the Indenture and said Act for a statement of such terms.

             The Securities are general unsecured obligations of the Company limited to $200,000,000 principal amount (or if the Securities of this series are to be Original Issue Discount Securities, such principal amount as shall result in an aggregate initial offering price of Securities equivalent to not more than $200,000,000). The Indenture imposes certain limitations on the ability of the Company to, among other things, incur certain liens and certain additional indebtedness and sell, lease, transfer or dispose of its properties or assets.

      3. OPTIONAL REDEMPTION. The Securities will be subject to redemption at the option of the Company on any date on or after the applicable Initial Redemption Date in whole or from time to time in part in increments of $1,000 or such other minimum denomination specified on the face hereof (provided that any remaining principal amount thereof shall be at least $1,000 or such minimum denomination), at the applicable Redemption Price (as hereinafter defined), together with unpaid interest accrued to the date of redemption. "Redemption Price," with respect to any Security, means an amount equal to the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction, if applicable) multiplied by the unpaid principal amount to be redeemed. The Company shall be responsible for calculating the Redemption Price and the components thereof. The Initial Redemption Percentage, if any, applicable to a Security shall decline at each anniversary of the Initial Redemption Date by an amount equal to the applicable Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the unpaid principal amount to be redeemed.


                                   EXHIBIT B

       From and after notice has been given as provided in the Indenture, if funds for the redemption of any Securities called for redemption shall have been made available on such redemption date, such Securities will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the holders of the Securities will be to receive payment of the Redemption Price.

       Notice of any optional redemption of any Securities will be given to holders at their addresses, as shown in the Security Register, not more than 60 nor less than 30 calendar days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the Securities held by such holder to be redeemed.

       The Company will notify the Trustee at least 45 days prior to giving notice of redemption to the holders (or such shorter period as satisfactory to the Trustee) of the aggregate principal amount of Securities to be redeemed and the redemption date. If less than all of the Securities of any series are to be redeemed at the option of the Company, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Securities of such series to be redeemed in whole or in part. Securities may be redeemed in part in the minimum authorized denomination for Securities or in any integral multiple thereof.

      4. OPTIONAL REPAYMENT. If provided on the face hereof, this Security will be subject to repayment, in whole or in part on a given day or days, prior to the Stated Maturity at the option of the Holder hereof on the optional repayment dates, if any, specified on the face hereof (each an "Optional Repayment Date"). If no Optional Repayment Date is specified on the face hereof, this Security will not be repayable at the option of the Holder hereof prior to its Stated Maturity. If this Security is subject to repayment at the option of the Holder hereof, on the Optional Repayment Date, if any, specified on the face hereof, this Security will be repayable in whole or from time to time in part in increments of $1,000, at a repayment price equal to 100% of the unpaid principal amount to be repaid, together with unpaid interest accrued to the date of repayment. For this Security to be repaid, such Security must be received, together with the form hereon entitled "Option to Elect Repayment" duly completed, by the Trustee at its Corporate Trust Office or at its New York City office, 61 Broadway, New York, New York 10006, not more than 60 nor less than 30 calendar days prior to the date of repayment. Exercise of such repayment option by the Holder will be irrevocable.

       Only DTC may exercise the repayment option in respect of Global Securities representing Book-Entry Securities. Accordingly, Beneficial Owners (as defined below) of Global Securities that desire to have all or any portion of the Book-Entry Securities represented by such Global Securities repaid must instruct the Participant (as hereinafter defined) through which they own their interest to direct DTC to exercise the repayment option on their behalf by delivering the related Global Security and duly completed election form to the Trustee as aforesaid. In order to ensure that such Global Security and election form are received by the Trustee on a particular day, the applicable Beneficial Owner must so instruct the Participant through which it owns its interest before such


                                   EXHIBIT B

Participant's deadline for accepting instructions for that day. All instructions given to Participants from Beneficial Owners of Global Securities relating to the option to elect repayment shall be irrevocable. In addition, at the time such instructions are given, each such Beneficial Owner shall cause the Participant through which it owns its interest to transfer such Beneficial Owner's interest in the Global Security or Global Securities representing the related Book-Entry Securities, on DTC's records, to the Trustee.

       As used herein, "Beneficial Owner" means the ownership interest of each actual purchaser of each Security. As used herein, "Participant" means the entity which deposits securities with DTC for which DTC holds such securities.

      5. DENOMINATIONS, TRANSFER, EXCHANGE. The Securities are in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. A holder may register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar is not required (i) to issue, register the transfer of or exchange any Security if such security may be among those selected for redemption during a period beginning at the opening of business 15 days before selection of the Securities to be redeemed under Section 1103 of the Indenture and ending at the close of business on, if such Securities are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption, or to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except, in the case of a Registered Security to be redeemed in part, the portion thereof not selected for redemption may be exchanged for a Registered Security of that series and of like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption, or (iii) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the holder, except that portion, if any, of such Security which is not to be so repaid.

      6. PERSONS DEEMED OWNERS. The registered holder of a Security may be treated as the owner of it for all purposes.

      7. UNCLAIMED MONEY. If money for the payment of principal or interest on any Securities remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its request, unless otherwise required by law. Thereafter, holders may look only to the Company for payment.

      8. DISCHARGE PRIOR TO REDEMPTION OR MATURITY. The Indenture will be discharged and canceled with respect to the Securities except for certain sections thereof upon payment of all the Securities, or upon the irrevocable deposit with the Trustee of funds, sufficient to pay principal, premium, if any, and interest on such payment date or Redemption Date.

      9. SUPPLEMENTAL INDENTURE. Subject to certain exceptions, the Indenture may be amended or supplemented with respect to the Securities with the


                                   EXHIBIT B
consent of the holders of at least a majority in principal amount of the Securities then outstanding and any existing default or compliance with any provision may be waived with the consent of the holders of the majority in principal amount of the Securities then outstanding. Without the consent of or notice to any holder, the Company may supplement the Indenture, to, among other things, cure any ambiguity, defect or inconsistency, or make any other change that does not adversely affect the interest rights of any holder.

      10. SUCCESSORS. Upon satisfaction of the conditions provided in the Indenture, if a successor to the Company assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

      11. DEFAULTS AND REMEDIES. If an Event of Default with respect to the Securities, as defined in the Indenture, occurs and is continuing, the Trustee or the holders of a majority in principal amount of Securities may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it, subject to the provisions of the TIA, before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power with respect to the Securities. The Trustee may withhold from holders of Securities notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company is required to file periodic reports with the Trustee as to the absence of any Default or Event of Default.

      12. TRUSTEE DEALINGS WITH THE COMPANY. State Street Bank and Trust Company, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not Trustee.

      13. AUTHENTICATION. This Security shall not be valid until the Trustee signs the certificate of authentication on the reverse side of this Security.

      14. ABBREVIATIONS. Customary abbreviations may be used in the name of a holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=Custodian), and U/G/M/A (=Uniform Gifts to Minors
Act).

      The Company will furnish to any holder upon written request and without charge a copy of the Indenture and any supplemental indentures thereto. It also will furnish the text of this Security in larger type. Requests may be made to:
Spieker Properties, Inc., 2180 Sand Hill Road, Menlo Park, California 94025,
Attention: Investor Relations Coordinator.


                                    EXHIBIT B

                                 ASSIGNMENT FORM

                   FOR VALUE RECEIVED, the undersigned hereby
                         sells, assigns and transfers to

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNS

________________________________________________________________________________

________________________________________________________________________________
(Please Print or Typewrite Name and Address Including Zip Code of Assignee)

________________________________________________________________________________

the within Security of Spieker Properties, L.P. and_____________________________ hereby does irrevocably constitute and appoint

________________________________________________________________________________

Attorney to transfer said Security on the books of the within-named Trust with full power of substitution in the premises.

Dated:____________                   ___________________________________________

                                     ___________________________________________

Signature(s) must be guaranteed by an eligible General Partner Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad 15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.


                                    EXHIBIT B

                            OPTION TO ELECT REPAYMENT

      The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Security (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount to be repaid, together with unpaid interest accrued hereon to the Optional Repayment Date, to the undersigned, at_________________________________________________________________
________________________________________________________________________________
         (Please print or typewrite name and address of the undersigned)

      For this Security to be repaid, the Trustee must receive at the Corporate Trust Office, currently located at Two International Place, Boston, Massachusetts or its New York City office at 61 Broadway, New York, New York, not more than 60 nor less than 30 calendar days prior to the Repayment Date, this Security with this "Option to Elect Repayment" form duly completed.

      If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of $1,000), which the holder elects to have repaid and specify the denomination or denominations of the Securities to be issued to the holder for the portion of this Security not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

Principal Amount
to be Repaid:  $____________        ____________________________________________
                                    Notice:  The signature(s) on this
Date:_______________                Option to Elect Repayment must
                                    correspond with the name(s) as
                                    written on the face hereof in every
                                    particular, without alteration or
                                    enlargement or any change whatsoever.


                                    EXHIBIT B